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                                                                   EXHIBIT 99.25




                                  XXXXXXXXXX

                                as Owner Trustee

                                      AND

                                  XXXXXXXXXX

                                   as Trustee


                                   INDENTURE
                         Dated as of December 28, 1992

                    Providing for execution and delivery of
                                  $100,505,000
                       Collateralized Lease Revenue Bonds
                     (Kmart Corporation Leased Facilities)
                         Series 1992 A, Series 1992 B,
                        Series 1992 C and Series 1992 D
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                               TABLE OF CONTENTS

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                                                                                                                Page
                                                            ARTICLE I

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DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                                                            ARTICLE II

                                                            THE BONDS


Section  2.01.      Authorized Amount of Bonds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
Section  2.02.      Bond Form Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
Section  2.03.      General Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
Section  2.04.      Temporary Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
Section  2.05.      Restrictions on Transfer of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
Section  2.06.      Registration; Registration of Transfer
                    and Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
Section  2.07.      Mutilated, Destroyed, Lost or Stolen
                    Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35
Section  2.08.      Cancellation and Destruction of
                    Surrendered Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
Section  2.09.      Delivery of the Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
Section  2.10.      Equal Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
Section  2.11.      Subordinate Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37

                                                                ARTICLE III

                                                             REVENUES AND FUNDS


Section  3.01.      Source of Payment of Bonds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
Section  3.02.      Creation of Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39
Section  3.03.      Disbursements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
Section  3.04.      Deposit of Revenues in Revenue Account   . . . . . . . . . . . . . . . . . . . . . . . .    40
Section  3.05.      Application of Revenues in the Revenue
                    Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
Section  3.06.      Bond Proceeds Disbursement Account . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
Section  3.07.      Insurance and Condemnation Proceeds
                    Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
Section  3.08.      Administrative Expense Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
Section  3.09.      Extraordinary Expense Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    44

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Section  3.10.      [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
Section  3.11.      [Reserved]   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
Section  3.12.      Final Balances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
Section  3.13.      Payment Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
Section  3.14.      Subordinate Bond Payment Account   . . . . . . . . . . . . . . . . . . . . . . . . . . .    45
Section  3.15.      Investments of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
Section  3.16.      Security of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
Section  3.17.      Receipt of Lease Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46

                                                            ARTICLE IV

                                                     REVENUES AND APPLICATION

Section  4.01.      Revenues to be Held for All Registered
                    Owners; Certain Exceptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47

                                                             ARTICLE V

                                    REDEMPTION  OF BONDS AND SUBORDINATE BONDS BEFORE MATURITY

Section  5.01.      Limitation on Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
Section  5.02.      [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
Section  5.03.      Optional Prepayment Redemption   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
Section  5.04.      Rating Decline Put   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
Section  5.05.      Lease/Lease Guaranty Default Optional
                    Put  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    49
Section  5.06.      Failure of Occupancy Mandatory Put   . . . . . . . . . . . . . . . . . . . . . . . . . .    51
Section  5.07.      Extraordinary Mandatory Redemption   . . . . . . . . . . . . . . . . . . . . . . . . . .    52
Section  5.08.      Mandatory Sinking Fund Redemption for
                    Bonds and Subordinate Bonds, If Any  . . . . . . . . . . . . . . . . . . . . . . . . . .    53
Section  5.09.      Partial Redemption or Purchase   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
Section  5.10.      Notice of Redemption   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
Section  5.11.      Payment Upon Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57

                                                            ARTICLE VI

DEFEASANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    57

                                                            ARTICLE VII


                                                  EVENTS OF DEFAULT AND REMEDIES


Section  7.01.      Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61
Section  7.02.      Acceleration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63
Section  7.03.      Rights and Remedies of Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
section  7,04.      Trustee May Enforce Claims Without
                    Possession of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
Section  7.05.      Application of Money Collected   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
Section  7.06.      Limitation on Registered Owners'
                    Right to Institute Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    68

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Section  7.07.      Rights of Owners to Receive Payment  . . . . . . . . . . . . . . . . . . . . . . . . . .    69
Section  7.08.      Restoration of Rights and Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . .    69
Section  7.09.      Rights and Remedies Cumulative   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    69
Section  7.10.      Delay or Omission Not Waiver   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
Section  7.11.      Control by Registered Owners   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
Section  7.12.      Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70
Section  7.13.      Undertaking for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    70

                                                           ARTICLE VIII


                                                  THE TRUSTEE; THE OWNER TRUSTEE

Section  8.01.      Certain Duties and Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . .    71
Section  8.02.      Maintenance of Office or Agency; Paying
                    Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
Section  8.03.      Neither Indenture Trustee nor Owner
                    Trustee May Become Registered Owner
                    of a Bond or Subordinate Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
Section  8.04.      Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
Section  8.05.      Certain Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
Section  8.06.      Certain Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
Section  8.07.      Money Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
Section  8.08.      Compensation and Reimbursement   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
Section  8.09.      Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
Section  8.10.      Corporate Trustee; Trustee's Capital
                    and Surplus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
Section  8.11.      Resignation and Removal; Appointment of
                    Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
Section  8.12.      Acceptance of Appointment by Successor   . . . . . . . . . . . . . . . . . . . . . . . .    78
Section  8.13.      Merger, Conversion, Consolidation or
                    Succession to Business of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
Section  8.14.      Co-Trustees and Separate Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . .    80
Section  8.15.      Withholding Taxes    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
Section  8.16.      Limitation on Liability of Owner Trustee
                    and Others . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
Section  8.17.      Dissolution or Termination of Trust
                    Agreement Not to Terminate Indenture   . . . . . . . . . . . . . . . . . . . . . . . . .    82
Section  8.18.      Concerning the Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
Section  8.19.      Appointment of Agent by Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .    82


                                                            ARTICLE IX

                                              REGISTERED OWNERS' LISTS AND REPORTS BY
                                                              TRUSTEE

Section  9.01.      Preservation of Information; Communications
                    to Registered Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
Section  9.02.      Reports to Internal Revenue Service  . . . . . . . . . . . . . . . . . . . . . . . . . .    83

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                                                             ARTICLE X

                                                   SUPPLEMENTS TO THIS INDENTURE
                                                 AND AMENDMENTS TO OTHER DOCUMENTS



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Section  10.01.        Supplements to this Indenture Without
                       Consent of Registered Owners   . . . . . . . . . . . . . . . . . . . . . . .    83
Section  10.02.        Supplements to this Indenture With
                       Consent of Registered Owners   . . . . . . . . . . . . . . . . . . . . . . .    83
Section  10.03.        Execution of Supplements to This
                       Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    85
Section  10.04.        Effect of Supplements to This Indenture  . . . . . . . . . . . . . . . . . .    85

                                                            ARTICLE XI
                                                    REGISTERED OWNERS' MEETINGS


Section  11.01.        Purposes for Which Meetings May be
                       Called   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    85
Section  11.02.        Manner of Calling Meetings   . . . . . . . . . . . . . . . . . . . . . . . .    86
Section  11.03.        Call of Meeting by Trustee or Registered
                       Owners   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    86
Section  11.04.        Required Consent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    87
Section  11.05.        Regulations May be Made by Trustee   . . . . . . . . . . . . . . . . . . . .    87
Section  11.06.        Manner of Voting at Meetings and Records
                       to be Kept   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    88
Section  11.07.        Exercise of Rights of Trustee and
                       Registered Owners Not to be Hindered or
                       Delayed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    89
Section 11.08.         Unanimous Written Consent and Conference
                       Call Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    89

                                                            ARTICLE XII

                                           COVENANTS AND WARRANTIES OF THE OWNER TRUSTEE


Section  12.01.        Representations and Warranties of the
                       Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    89
Section  12.02.        Certain Covenants and Agreements of the
                       Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    94
Section  12.03.        Maintenance of Properties  . . . . . . . . . . . . . . . . . . . . . . . . .    97
Section  12.04.        Statement as to Compliance   . . . . . . . . . . . . . . . . . . . . . . . .    97
Section  12.05.        Restriction of Owner Trustee Activities  . . . . . . . . . . . . . . . . . .    97
Section  12.06.        Limitations on Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . .    98
Section  12.07.        Recording  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    98
Section  12.08.        Termination of the Leases  . . . . . . . . . . . . . . . . . . . . . . . . .    98
Section  12.09.        Owner Trustee May Not Transfer any
                       Facility except under certain
                       circumstances, etc   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    99

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Section 12.10.      Liability Under Other Basic Agreements  . . . . . . . . . . . . . . . . . . . .    99
Section 12.11.      No Other Liens on Mortgaged Property  . . . . . . . . . . . . . . . . . . . . .    99
Section 12.12.      Payment of Moneys to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .   100
Section 12.13.      Appointment of Trustee as Attorney  . . . . . . . . . . . . . . . . . . . . . .   100
Section 12.14.      Further Assurances; Financing Statements  . . . . . . . . . . . . . . . . . . .   100
Section 12.15.      Limitations on Representations and
                    Warranties of Owner Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .   100
Section 12.16.      Owner Trustee Not Acting in
                    Individual Capacity   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   101

                                                           ARTICLE XIII

                                                          MISCELLANEOUS

Section  13.01.     Form of Documents Delivered to Trustee  . . . . . . . . . . . . . . . . . . . .   101
Section  13.02.     Acts of Registered Owners . . . . . . . . . . . . . . . . . . . . . . . . . . .   102
Section  13.03.     [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   103
Section  13.04.     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   103
Section  13.05.     Notices and Reports to Registered Owners;
                    Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   104
Section  13.06.     Notice Given to NAIC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
Section  13.07.     Effect of Headings and Table of Contents   . . . . . . . . . . . . . . . . . . .  105
Section  13.08.     Parties Bound; Successors and Assigns  . . . . . . . . . . . . . . . . . . . . .  105
Section  13.09.     Separability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  105
Section  13.10.     Benefits of Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
Section  13.11.     Business Days  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
Section  13.12.     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
Section  13.13.     Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
Section  13.14.     Recording of Indenture   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
Section  13.15.     Inspection   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  106
Section  13.16.     Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  107

TESTIMONIUM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108
SIGNATURE AND SEALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  108

EXHIBIT A--[Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
EXHIBIT B--Form of Requisition of Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .  B-1
EXHIBIT C--Pending Proceedings and Investigations  . . . . . . . . . . . . . . . . . . . . . . . . .  C-1
EXHIBIT D--List of Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  D-1
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                                   INDENTURE



        THIS INDENTURE, dated as of December 28, 1992 (herein, with all supplements and amendments hereto, referred together to as this "Indenture"), between XXXXXXXXXX, a national banking association duly organized under the laws of the United States of America, not in its individual capacity, except as otherwise specifically set forth herein, but solely as trustee (herein together with its permitted successors in trust, the "Owner Trustee") on behalf of the owner trust created under the Trust Agreement, dated as of December 28, 1992
between  XXXXXXXXXX (the "Company") and the Owner Trustee, and   XXXXXXXXXX, a
national banking association organized under the laws of the United States of America and duly authorized to accept and execute trusts of the character herein set forth, as Trustee (herein together with its successors in trust permitted hereunder, referred to as the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Article I hereof.



                              W I T N E S S E T H:

         WHEREAS, the Owner Trustee and the Trustee are executing and delivering this Indenture in connection with the issuance of the Collateralized Lease Revenue Bonds (Kmart Corporation Leased Facilities), Series 1992 A, Series 1992 B, Series 1992 C and Series 1992 D (herein referred to collectively as the "Bonds" and individually as a "Bond") under the terms and provisions set forth herein; and

         WHEREAS, the proceeds derived from the sale and delivery of the Bonds will be used to provide financing for the acquisition by the Owner Trustee of ten (10) Kmart Corporation ("Kmart") and Kmart subsidiary (individually a "Kmart Subsidiary," collectively, the "Kmart Subsidiaries") retail stores described in Exhibit D (individually a "Facility," and collectively, the "Facilities"); and

         WHEREAS, the Owner Trustee will in turn lease back the Facilities to Kmart and the Kmart Subsidiaries; and

         WHEREAS, in order to secure the obligation of the Owner Trustee to make payments with respect to the Bonds and the

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Subordinate Bonds, if any, the Owner Trustee is mortgaging, assigning and pledging to the Trustee (i) all right, title and interest of the Owner Trustee in the Leases, including the right to receive lease payments and other rights under the Leases relating to the Facilities, and (ii) certain other rights and properties, all pursuant to the Mortgages (as defined herein), and (iii) all right, title and interest of the Owner Trustee under the other Company Financing Documents, and is entering into certain other security documents and agreements and any related financing statements, and all supplements and amendments thereto; and

         WHEREAS, the Owner Trustee will execute and will cause the Trustee to authenticate, as provided herein, the Bonds designated as "Collateralized Lease Revenue Bonds (Kmart Corporation Lease Facilities), Series 1992 A, Series 1992 B, Series 1992 C and Series 1992 D", which Bonds will be secured by the Trust
Estate and which will be initially privately placed by   XXXXXXXXXX (the
"Placement Agent") to the Registered Owners (the "Registered Owners") in order to finance the acquisition of the Facilities; and

         WHEREAS, under certain circumstances, Registered Owners of Bonds will be entitled to put their Bonds for purchase and the purchaser of such Bonds will receive, in exchange for such purchased Bonds, either Bonds or Subordinate Bonds under the terms provided for herein; and

         WHEREAS, the Bonds, the Subordinate Bonds, if any, the Trustee's certificate of authentication to be endorsed thereon and the form of assignment to be endorsed on such Bonds or Subordinate Bonds, if any, are to be in substantially the following forms, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture, to wit:

                   [FORM OF FRONT OF BOND/SUBORDINATE BOND]



NO, R- __                                      $__________



             COLLATERALIZED LEASE REVENUE (BONDS/SUBORDINATE BONDS]
                     (KMART CORPORATION LEASED FACILITIES)
                        SERIES 1992 [SERIES DESIGNATION)




  Interest                                     Original
    Rate             Maturity Date             Issue Date              PPN
------------         -------------             -----------             ---

% per annum       ___________, _____       ___________,  1992

REGISTERED OWNER: ____________________________________________________

PRINCIPAL AMOUNT: _____________________________________________ Dollars


        THIS CERTIFIES THAT XXXXXXXXXX, not in its individual capacity but solely as Owner Trustee (in such capacity, the Owner Trustee"), on behalf of the owner trust created under the Trust Agreement dated as of December 28, 1992 between XXXXXXXXXX (the "Company") and the Owner Trustee (the "Trust Agreement"), for value received, hereby promises to pay to the Registered Owner named above, or registered assigns, the Principal Amount stated above, and, in like manner to pay interest on said sum from the most recent date to which interest has been paid or Provided for, or if no interest has been paid or provided for, from the Original Issue Date at the Interest Rate per annum stated above, based on a 360-day year and twelve 30-day months, semiannually on each June 15 and December 15 to the Maturity Date stated above or earlier redemption or purchase as described on the reverse side of this [Bond/Subordinate Bond], commencing June 15, 1993 (each a "Payment Date"), and to make all other Bond Payments (as hereinafter defined). If any payment of principal of or Make-Whole Premium, if any, or interest on this (Bond/Subordinate Bond] is not paid when due, such overdue principal, Make-Whole Premium, if any, and (to the extent permitted by applicable law) interest shall bear interest (calculated on the basis set forth above) payable on demand, from the due date of such overdue payment until paid at a rate per annum equal to 200 basis points plus the interest rate then in effect with respect to this [Bond/Subordinate Bond]. The (Bonds/Subordinate Bonds) are secured by, among other things, (i) the Accounts created by the Indenture dated as of December 28, 1992 (the "Indenture") between the Owner Trustee and XXXXXXXXXX, as trustee (the "Trustee") and held by the

Trustee, (ii) the Mortgages (as defined in the Indenture) and Assignments of Leases and Rents relating to each Lease (as defined in the Indenture) and (iii) the revenues and other proceeds generated from the Company Financing Documents or related thereto (the "Revenues"), all as provided in the Indenture.



         THE SALE OF THE [BONDS/SUBORDINATE BONDS] HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION ("BLUE SKY" LAWS) AND THE [BONDS/SUBORDINATE BONDS] ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144, 17 C.F.R. Section 230.144 ("RULE 144"), PROMULGATED PURSUANT TO THE ACT. NO [BOND/SUBORDINATE BOND] MAY BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS SUCH TRANSFER IS SO REGISTERED AND QUALIFIED OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE. PURCHASER(S) OR TRANSFEREE(S) OF THE BONDS SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT OR THEY ARE AN "ACCREDITED INVESTOR," AS DEFINED IN RULE 501(a)(1), (2) or (3) UNDER REGULATION D OF THE ACT.

         The Mortgages, the Assignments of Leases and Rents and other Company Financing Documents represent, among other things, the Owner Trustee's present assignment to the Trustee of the Owner Trustee's rights to receive rent payments and certain other payments under the Leases (as defined in the Indenture). Each Lease, and the obligations thereunder, entered into by a Kmart Subsidiary is guaranteed by Kmart Corporation pursuant to a Lease Guaranty Agreement dated as of December 28, 1992 (collectively, the "Lease Guaranties").

         A summary of certain provisions of the Indenture and the right of the Registered Owner of this [Bond/Subordinate Bond] to receive amounts corresponding to principal and interest, Make-Whole Premium, if any, and all other amounts payable with respect to the [Bonds/Subordinate Bonds] (each a "Bond Payment" and, collectively, the "Bond Payments") are set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture and any inconsistency between the provisions of this [Bond/Subordinate Bond] and the Indenture shall be governed by the provisions of the Indenture.

         [This Bond is one bond of an authorized $100,505,000 total original principal amount of Bonds executed and delivered pursuant to the Indenture and designated collectively as "Collateralized Lease Revenue Bonds (Kmart Corporation Leased Facilities), Series 1992 A, Series 1992 B, Series 1992 C and Series 1992 D" (herein referred to collectively as the "Bonds" and individually as a "Bond"). Under some circumstances described in the Indenture, Bonds which are put to Kmart Corporation ("Kmart") for purchase pursuant to the Bond Put Agreement, dated as of December 28, 1992 between Kmart and the Trustee, will be exchanged for Bonds or Subordinate Bonds having rights under the Indenture and to the Trust Estate subordinate to the Bonds.]

         [Pursuant to the terms of the Indenture, there were previously executed and delivered [$100,505,000] total original principal amount of senior Bonds designated collectively as "Collateralized Lease Revenue Bonds (Kmart corporation Leased Facilities), Series 1992 A, Series 1992 B, Series 1992 C and Series 1992 D" (herein referred to collectively as the "Bonds" and individually as a "Bond").

         This Subordinate Bond is subordinate to the lien on and security interest granted in the Trust Estate to the Bonds. The payment of principal, Make-Whole Premium, if any, and interest on the Subordinate Bonds is subordinated to the prior indefeasible payment of principal, Make-Whole Premium, if any and interest on the Bonds. Payment of the principal of, Make-Whole Premium, if any, and interest on the Subordinate Bonds shall be permitted under the Indenture, provided that all payments required to be made to the Trustee to be used to pay Bond Obligations in respect of the Bonds are then current.]

         This [Bond/Subordinate Bond] and all Bond Payments evidenced hereby are subject to the terms, provisions and conditions of the Indenture, to which terms, provisions and conditions the Registered Owner of this [Bond/Subordinate Bond] by virtue of the acceptance hereof assents and by which such Registered Owner is bound.

         As used herein, the term "Business Day" means any day (i) other than a Saturday or Sunday or legal holiday or (ii) on which banking institutions in the city in which the principal corporate trust offices of the Trustee are located are not required or authorized to be closed. If the Payment Date shall not be a Business Day, then the Bond Payments to the Registered Owners shall be made on the next succeeding Business Day without additional interest and with the same force and effect as if made on the nominal date for such payment.


         THIS [BOND/SUBORDINATE BOND] DOES NOT REPRESENT A RECOURSE DEBT OR OBLIGATION OF ANY KIND OF, OR AN INTEREST IN, THE OWNER TRUSTEE OR THE TRUSTEE.

         Reference is made to the further provisions of this [Bond/Subordinate Bond] set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.

         This [Bond/Subordinate Bond] shall not be valid or become obligatory for any purpose or be entitled to payments from the assets of the Trust Estate until it shall have been duly executed by the Owner Trustee and authenticated by the Trustee.

         THE TRUSTEE HAS NO OBLIGATION OR LIABILITY TO THE REGISTERED OWNERS TO MAKE PAYMENTS OF AMOUNTS REPRESENTING THE PRINCIPAL, MAKE-WHOLE PREMIUM, OR INTEREST WITH RESPECT TO THE [BONDS/SUBORDINATE BONDS] OTHER THAN FROM THE TRUST ESTATE. THE TRUSTEE IS OBLIGATED SOLELY TO PERFORM ITS DUTIES AS SET FORTH IN THE INDENTURE. THE TRUSTEE MAKES NO REPRESENTATIONS OR WARRANTIES AS TO ANY OF THE STATEMENTS CONTAINED HEREIN WITH RESPECT TO ANY PERSON OTHER THAN THE TRUSTEE OR THE VALIDITY, SUFFICIENCY OR ENFORCEABILITY OF THE [BONDS/SUBORDINATE BONDS] OR THE MORTGAGES.

         This [Bond/Subordinate Bond] shall be governed and construed in accordance with the laws of the State of New York, other than principles of conflict of laws.

         IN WITNESS WHEREOF, the Owner Trustee has caused this
[Bond/Subordinate Bond] to be executed and the Trustee has caused this [Bond/Subordinate Bond] to be authenticated in the manner set forth in the Indenture.


                                        XXXXXXXXXX, not in its
                                        individual capacity but solely
                                        as Owner Trustee under the Trust
                                        Agreement


                                        By:_____________________________
                                        Title: _________________________


                                        By: _____________________________
                                        Title: __________________________

         This [Bond/Subordinate Bond] has been authenticated by   XXXXXXXXXX,
as Trustee, pursuant to the within-mentioned Indenture.

                                          XXXXXXXXXX, as Trustee


Date of Authentication:                 By _____________________________
                                           Authorized Signatory

_______________________

                 [FORM OF REVERSE OF [BONDS/SUBORDINATE BONDS]

         This [Bond/Subordinate Bond] shall mature as to principal on the dateset forth on the front of this [Bond/Subordinate Bonds], subject to redemption [and mandatory tender] as set forth below. Interest on the [Bonds/Subordinate Bonds] shall be paid to the Registered Owners of the Bonds appearing on the books of the Trustee at the close of business on the "Record Date" with respect to such interest. As used herein, "Record Date" means (i) with respect to any Payment Date, the tenth day preceding the date on which a Payment Date is scheduled to occur, and (ii) with respect to any Settlement Date, the fifteenth day preceding the date on which such Settlement Date is scheduled to occur. Payment of principal, Make-Whole Premium, if any, and interest on each [Bond/Subordinate Bond] shall be made to the Registered Owner thereof on such Record Date, and shall be paid by check or draft mailed by first-class mail to the Registered Owner at his address as is set forth on the registration books maintained by the Trustee. Upon the request of a Registered Owner of at least $1,000,000 in principal amount of [Bonds/Subordinate Bonds], payment of principal, Make-Whole Premium, if any, and interest shall be made by wire transfer in immediately available funds to an account designated by such Registered Owner in writing, which writing must be received by the Trustee at least 15 days prior to the applicable Record Date. Any reduction in the principal amount of Bonds and Subordinate Bonds Outstanding due to payments on account of redemptions shall be so noted on the books of the Trustee.

         The Bonds are issued for the purpose of obtaining financing for the acquisition of ten (10) Kmart Corporation and Kmart Subsidiary stores (consisting of land, completed building, site improvements and all licenses, rights, privileges and easements, appurtenant thereto) (the "Facilities"), all of which are leased by the Owner Trustee to Kmart Corporation and the Kmart Subsidiaries, as set forth more fully in the Indenture (collectively, the "Leases"). Nine (9) of the Facilities are open for business and the tenth facility is expected to be completed and open for business prior to December 31, 1993.

         The Bonds are subject to: (i) an Optional Prepayment Redemption, at a Make-whole Premium plus accrued interest on the Called Principal to the Settlement Date, (ii) a Rating Decline Put, at a Make-Whole Premium plus accrued interest on the Called Principal to the Settlement Date, (iii) a Lease/Lease Guaranty Default Optional Put, at a Make-Whole Premium plus accrued interest on the Called Principal to the

Settlement Date, (iv) a Failure of Occupancy Mandatory Put, at a Make-Whole Premium and (v) Extraordinary Mandatory Redemption, at a Make-Whole Premium, the terms and conditions of which are described in the Indenture.

         The Subordinate Bonds are subject to: (i) an Optional Prepayment Redemption, at a Make-Whole Premium plus accrued interest on the Called Principal to the Settlement Date, and (ii) Extraordinary Mandatory Redemption, at par plus accrued interest, the terms and conditions of which are described in the Indenture.

         Subordinate Bonds shall have the same maturities, principal amounts and mandatory sinking fund repayment provisions (but not priority) as the Bonds which were required to be mandatorily tendered for purchase pursuant to the terms of the Indenture.

         As and for a sinking fund for the mandatory sinking fund redemption of the Series 1992 [ ] Bonds and Series 1992 [ ] Subordinate Bonds, if any, the Owner Trustee shall deposit or cause to be deposited in the Payment Account, on or before December 15,________, and on each December 15 to and including December 15,________, a sum in immediately available funds which, together with other moneys available therefor in the Payment Account, is sufficient to redeem (after credit as provided below) the following principal amounts of Bonds and Subordinate Bonds, if any, on the following sinking fund redemption dates:

Sinking Fund Redemption Date                         Principal Amount
----------------------------                         ----------------

December 15, [          ]                            $[          ]
December 15, [          ]                             [          ]
December 15, [          ]                             [          ]
December 15, [          ]*                            [          ]


____________
*Final Maturity.

         On or before the 45th day prior to each such sinking fund payment date, the Trustee shall proceed to select for redemption pro rata based upon the stated principal amount of Bonds and Subordinate Bonds within this Series from all of the Registered Owners of Outstanding [Bonds/Subordinate Bonds] subject to sinking fund redemption on such date, a principal amount of such Bonds and Subordinate Bonds redeemable with the required sinking fund payment, and shall call such principal amount of Bonds and Subordinate Bonds or portions thereof for redemption from such sinking fund on the next December 15 and give notice of such redemption.

         Any partial redemption or partial prepayment other than at the option of the Owners shall be effected pro rata (i) among each Series of Bonds and Subordinate Bonds based upon the aggregate Outstanding stated principal amount of each Series of Bonds and Subordinate Bonds and (ii) among the Registered Owners of Bonds and Subordinate Bonds of a particular Series based upon the aggregate Outstanding principal amount of Bonds and Subordinate Bonds of such Series owned by each Registered Owner. Any partial redemption or partial prepayment of any Bonds and Subordinate Bonds pursuant to the Indenture shall be applied in satisfaction of required prepayments or payments of principal on the Bonds and Subordinate Bonds of each Series in inverse order of their scheduled due dates.

         Payment of the principal of, Make-Whole Premium, if any, and interest on the Subordinate Bonds called for redemption shall be permitted under the Indenture, provided that all payments required to be made by the Trustee in respect of Bond obligations on the Outstanding Bonds are then current.

         Notice of each such redemption shall be given by sending such notice, by first-class mail, postage prepaid, not less than 30 days prior to the Settlement Date fixed for redemption. All notices of redemption shall be mailed to all Registered Owners of Bonds or Subordinate Bonds, if any, at the address shown on the registration books maintained by the Trustee. With regard to Registered Owners holding an aggregate principal amount of $10,000,000 or more, telephonic notice must also be given by the Trustee. Neither the failure of any Registered Owner to receive a notice so mailed nor any defect in any notice so mailed shall affect the validity of the proceedings for such redemption. All Bonds or Subordinate Bonds, if any, so called for redemption will cease to accrue interest on the specified Settlement Date provided immediately available funds for their redemption are on deposit at the principal corporate trust office of the Trustee at that time.

         Except for the initial Registered Owners, the Bonds and Subordinate Bonds, if any, are issuable in the denomination of $100,000 and any $5,000 integral multiple in excess of $100,000, subject to certain restrictions contained in the Indenture; provided, however, that the Owner Trustee shall be authorized to execute and the Trustee will be authorized to authenticate and deliver single Bonds or Subordinate Bonds, if any, in nonconforming principal amounts as directed in writing by the Owner Trustee. Bonds and Subordinate Bonds, if any, may be exchanged for a like aggregate principal amount of Bonds and Subordinate Bonds, if any, of authorized denominations of the same priority and maturity.

         The Registered Owner of this [Bond/Subordinate Bond] hereby acknowledges that the [Bonds/Subordinate Bonds] are registration-required obligations, notwithstanding the provisions of Section 163(f) of the Internal Revenue Code of 1986, as amended, and consents to the implementation of any system of transfer of the [Bonds/Subordinate Bonds] necessary to satisfy the requirements of the foregoing provisions.

         The [Bonds/Subordinate Bonds] may be exchanged, and their transfer may be registered, by the Registered Owners in person or by their attorneys duly authorized in writing at the principal corporate trust office of the Trustee only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of the [Bonds/Subordinate Bonds]. Upon exchange or registration of such transfer, a new registered [Bond/Subordinate Bond] or [Bonds/Subordinate Bonds] evidencing the same outstanding principal amount of [Bonds/Subordinate Bonds] will be executed in exchange therefor.

         Reference is hereby made to the Indenture, the Leases, the Lease Guaranties, the Bond Put Agreement, the Mortgages, the Assignments of Leases and Rents and the other Company Financing Documents, copies of which are on file with the Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Trustee, the Company, the Owner Trustee and the Registered Owners; (ii) the terms upon which the [Bonds/Subordinate Bonds] are executed and delivered; (iii) the collection and disposition of the Revenues; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture, the Mortgages and the other Company Financing Documents; and (vi) other matters; to all of which the Registered Owners of the [Bonds/Subordinate Bonds] assent by the acceptance of the [Bonds/Subordinate Bonds].

                              [FORM OF ASSIGNMENT]

         FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

-------------------------------------------------------------------------------
                  (Name, Address and Tax Identification or
                     Social Security Number of Assignee)

this [Bond/Subordinate Bond] and does hereby irrevocably constitute and appoint

-------------------------------------------------------------------------------
to transfer this [Bond/Subordinate Bond) on the books kept for such purpose by the Trustee with full power of substitution in the premises. The undersigned represents and warrants that such assignment is made in full compliance with the provisions of the Indenture referred to within the [Bonds/Subordinate Bonds].

Dated:
      ---------------------            ---------------------------------------
                                       Signature
Signature guaranteed by                                                  ; and
                        ------------------------------------------------

         WHEREAS, all things necessary to make the Bonds and the Subordinate Bonds, if any, when executed by the Owner Trustee and authenticated by the Trustee, valid and binding instruments which are enforceable in accordance with their terms and to make this Indenture a valid and binding legal instrument for the security of the Bonds and the Subordinate Bonds, if any, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                                GRANTING CLAUSE:

         The Owner Trustee, in consideration of the premises, the acceptance by the Trustee of the terms and provisions of this Indenture, the purchase and acceptance of the Bonds and the Subordinate Bonds, if any, by the purchasers thereof, and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure (a) the prompt payment by Owner Trustee when and as due and payment of the principal of, Make-Whole Premium, if any, and interest on all the Bonds and the Subordinate Bonds from time to time outstanding hereunder and of all other amounts payable by it to any Registered Owner hereunder, under the Bond Purchase Agreement or under the Bonds and the Subordinate Bonds, and (b) the performance and observance for the benefit of Trustee, the Registered Owners from time to time of the Bonds and Subordinate Bonds (i) by Lessees of their covenants and agreements contained in the Leases,
(ii) by Owner Trustee, of its covenants and agreements contained herein and in the Bonds and the Bond Purchase Agreement, (iii) by Company of its covenants and agreements contained in the Bond Purchase Agreement and (iv) by Kmart of its covenants and agreements contained in the Lease Guaranties and Bond Put Agreement (collectively, the "Secured Obligations"), Owner Trustee does hereby grant, convey, assign, create a security interest in, bargain, sell, pledge, give, transfer, mortgage and set over unto the Trustee and to its successors in said trust and to their assigns, for the benefit of the holders from time to time of the Bonds and Subordinate Bonds, all estate, right, title and interest of Owner Trustee (as trustee and not in its individual capacity), now owned or hereafter acquired, in and to the following assets and properties, except for its rights with respect to Administrative Expenses and Extraordinary Expenses (collectively, the "Trust Estate"):

                 1. the Real Estate Transfer Documents, all rights and privileges of Owner Trustee thereunder and the right to receive all payments of any kind to or for the account of Owner Trustee pursuant thereto, and all other property of every kind and description, real, personal and mixed, and interests therein, wheresoever located, now owned or hereafter acquired by Owner Trustee pursuant to the Real Estate Transfer Documents and used or intended for use in or in connection with the Facilities;

                 2. each Facility and each part and component thereof, whether affixed thereto or separated therefrom, all replacements, alterations, additions and improvements thereto, all warranties and rights to know-how relating to the Facilities, and, to the extent permitted by law, all licenses and permits, if any, relating to the construction, ownership and operation of each Facility;

                 3. each Lease, together with all modifications, extensions, consolidations and renewals thereof, and all rights and privileges of Owner Trustee as lessor thereunder including, without limitation, the right to receive all payments of Annual Rental and Additional Rent (each as defined in the relevant Lease), and all other payments of any kind thereunder required to be made to or for the account of Owner Trustee;

                 4. the Lease Guaranties, all rights and privileges of Owner Trustee thereunder and the right to receive all payments of any kind to or for the account of Owner Trustee pursuant thereto;

                 5. all rights, powers, privileges and remedies of Owner Trustee relating to or arising under or in connection with any of the foregoing, including without limitation all rights to exercise any election or option, to make any decision or determination, to give any notice, consent, waiver or approval under or in respect of any agreement or instrument, or to exercise any of the rights, powers and remedies of Owner Trustee thereunder;

                 6. all insurance and condemnation proceeds net of expenses provided for in the Mortgages, and other payments of any kind from third parties for or with respect to each Facility, or any other portion of the Mortgaged Estates, from whatever source received;

                 7. all moneys and securities deposited or required to be deposited with Trustee pursuant to any term hereof, of the Leases, the Lease Guaranties, the Assignments of Leases and Rents, the Bond Purchase Agreements, or any other Company Financing Document or otherwise;

                 8. all the tolls, rents, issues, profits, products, revenues and other income of all property from time to time on or after the date hereof subjected or required to be subjected to the lien and security interest hereof or of the Security Documents; and

                 9.   all proceeds of any of the foregoing.

         The foregoing grant shall constitute an immediate and present assignment by Owner Trustee to Trustee of (i) all rights of Owner Trustee to exercise any election or option, or make any decision or determination, to give any notice, consent, waiver or approval under or in respect of the Real Estate Transfer Documents, the Leases, the Lease Guaranties and (ii) all rights of Owner Trustee to receive and to enforce the payment of the full amount of each installment of Annual Rental, Additional Rent and other amounts payable under the Leases, all amounts payable on account of any actual or constructive loss or damage to any Facility or any part thereof, all payments under the Lease Guaranties and all insurance proceeds, condemnation or requisition payments or other payments of any kind for or with respect to any Facility or any part thereof, except for its rights with respect to Administrative Expenses and Extraordinary Expenses. Trustee shall exercise such rights and apply such payments in accordance with the terms hereof.

         TO HAVE AND TO HOLD all and singular the Trust Estate unto the Trustee and its respective successors in said trusts, with the power of sale and the right of entry upon the terms and conditions herein set forth and with a priority first for the equal and proportionate benefit of all present and future Registered Owners of the Bonds, from time to time executed and authenticated under this Indenture, without privilege, priority or distinction of any of the Bonds over any of the other Bonds, and second for the equal and proportionate benefit of all present and future Registered Owners of Subordinate Bonds, from time to time executed and authenticated under this Indenture, without privilege, priority or distinction of any of the Subordinate Bonds over any of the other Subordinate Bonds.

         PROVIDED, HOWEVER, that if payments of principal of, interest on, Make-Whole Premium, if any, and all other amounts payable with respect to the Bonds and the Subordinate Bonds, if any, whether or not then due and owing, shall be paid in full in the manner mentioned in this Indenture, according to the true intent and meaning thereof, then this Indenture and the rights hereby granted shall cease, determine and be void, otherwise this Indenture is to be and remain in full force and effect except as otherwise provided herein.

        THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds and Subordinate Bonds are to be authenticated and delivered and the Trust Estate is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Owner Trustee has agreed and covenanted, and does hereby agree and covenant, with the Trustee for the benefit of the respective Registered Owners from time to time of the Bonds and Subordinate Bonds, as follows:

                                   ARTICLE I

                                  DEFINITIONS

         (A) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) "This Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

                 (2) All references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture. The words "herein," "hereof," "hereto," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 (3) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.

                 (4) Every "request," "order," "demand," " application," "appointment," "notice (including notice of redemption)," "statement," "certificate," "consent" or similar action in connection herewith by the Trustee or the Owner Trustee or Company shall, unless the form thereof is specifically provided, be in writing signed by a duly authorized officer or agent of the Trustee or the Owner Trustee or Company with a duly authorized signature.

         (B) For all purposes of this Indenture, except as otherwise expressly provided:

         "Account" or "Accounts" means any one or more of the separate trust accounts created by Article III, and shall include any subaccount or subaccounts included in such Account.

         "Acquisition Account" means the account by that name created pursuant to Section 3.02.

         "Administrative Expense Account" means the account by that name created pursuant to Section 3.02.

         "Administrative Expenses" means all Ordinary Services and Ordinary Expenses payable to the Owner Trustee, the Trustee and the Bond Registrar pursuant to this Indenture, which (i) for the remainder of calendar year 1992 and all of calendar year 1993 shall not exceed the sum of $6,000 for the Owner Trustee and $30,000 for the Trustee and the Bond Registrar, which amounts shall constitute Costs of Issuance and be paid from amounts in the Bond Proceeds Disbursement Account and (ii) for any subsequent calendar year shall not exceed the sum of $3,000 for the Owner Trustee and $7,500 for the Trustee and the Bond Registrar, which sums will be paid from amounts in the Administrative Expense Account.

         "Affiliate", with respect to any Person, shall mean any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement for Sale of Real Estate" means the Agreement for Sale of Real Estate dated as of December 15, 1992 between Kmart and the Company.

         "Annual Minimum Rental" means the Annual Rentals and Additional Rent (each as defined in the Leases) required to be paid by each of the Lessees.

         "Assignment and Assumption Agreement" means the agreement by and between the Owner Trustee and the Company dated as of December 28, 1992.

         "Assignment of Leases and Rents" means each Assignment of Leases and Rents, dated as of December 28, 1992, between the Owner Trustee and the Trustee relating to each Lease.

         "Assignment of Rights Under Purchase Agreement" means the Assignment of Rights Under Purchase Agreement between the Company and the Owner Trustee dated as of December 28, 1992.

         "Bond" or "Bonds" means any one or more of the $100,505,000 Collateralized Lease Revenue Bonds (Kmart Corporation Lease Facilities), Series 1992 A, Series 1992 B, Series 1992 C and Series 1992 D, but excluding all Subordinate Bonds, if any.

         "Bondholder" means the same definition as "Registered Owner."

        "Bond Obligations" means, with respect to any date of calculation, the aggregate of the principal amount, accrued interest, premium, if any, and all other amounts payable with respect to all Bonds and Subordinate Bonds Outstanding.

         "Bondowner" means the same definition as "Registered Owner."

         "Bond Payments" means any payments due or required to be made in respect of any Bond Obligations.

         "Bond Proceeds Disbursement Account" means the account by that name created pursuant to Section 3.02.

         "Bond Purchase Agreement" means each Bond Purchase Agreement, dated as of December 28, 1992, among the Company, the Owner Trustee and the respective purchasers named therein.

         "Bond Put Agreement" means the Bond Put Agreement dated as of December 28, 1992, between Kmart and the Trustee.

         "Bond Registrar" means the Trustee in its capacity as registrar for the Bonds and each successor in such capacity.

         "Business Day" means a day (i) other than a Saturday or Sunday or legal holiday or (ii) on which banking institutions in the city in which the principal corporate trust offices of the Trustee are located are not required or authorized to be closed.

         "Called Principal" means, with respect to the Bonds and the Subordinate Bonds, if applicable, the principal of the Bonds and the Subordinate Bonds, if applicable, that is due and payable pursuant to Article V or VII.

         "Closing Date" means December 29, 1992.

         "Code" means the Internal Revenue Code of 1986, as amended, and any Department of the Treasury Regulations promulgated thereunder.

         "Company" means XXXXXXXXXX, a Delaware limited partnership, and its successors and permitted assigns as beneficiary of the Trust created under the Trust Agreement.

         "Company Financing Documents" means the Leases, the Lease Guaranties, this Indenture, the Bonds, the Mortgages, the Assignment and Assumption Agreement, Assignment of Rights Under Purchase Agreement, the Bond Put Agreement, the Real Estate Transfer Documents, the Bond Purchase Agreements, the Trust Agreement and all other documents delivered in connection with the transactions contemplated by the foregoing and all amendments, modifications and supplements thereto and such other documents and instruments as are entered into after the date hereof for the benefit of the Trustee or the Registered Owners.

         "Costs of Issuance" means those costs which are directly or indirectly payable by the owner Trustee and related to the authorization, issuance, sale and delivery of the Bonds, including, but not limited to, advertising and printing costs, costs of preparation and reproduction of documents, filing and recording fees, initial fees and charges of the Owner Trustee, initial fees and charges of the Trustee in its capacity as such and as Paying Agent and Bond Registrar, legal fees and charges, fees and disbursements of consultants and professionals, rating agency fees and expenses, fees and charges for preparation, execution, transportation and safekeeping of Bonds, and any other cost, charge or fee in connection with the issuance of the Bonds.

         "Counsel" means an attorney at law or a firm of attorneys (who may be counsel to the Owner Trustee or the Trustee) duly admitted to the practice of law before the highest court of any relevant state of the United States of America or of the District of Columbia.

         "Discounted Prepayment Value" means, with respect to any amount of Called Principal, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with generally accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield. Each Owner shall be provided prior to the Settlement Date with a certificate evidencing the calculation of such amount by the Owner Trustee, who shall be entitled to rely upon an accountant's verification of the calculated amount.

         "Eligible Investments" means the following investments, with an appropriate market value and of an appropriate maturity:

                 (a) Obligations of, or guaranteed as to principal and interest by, the United States of America, or by any agency or instrumentality thereof hereinafter designated when such obligations are backed by the full faith and credit of the United States of America, but limited to: (i) all direct or fully guaranteed United States Treasury obligations and (ii) bonds issued by any governmental entity, such bonds having a rating of "AA" by S&P or Moody's and "1" by NAIC (if rated by NAIC); provided, however, that book entry securities must be held in a trust account with the Federal Reserve Bank or with a clearing corporation or chain of clearing corporations which has an account with the Federal Reserve Bank;

                 (b) Commercial paper, payable in the United States of America, having original maturities of not more than 92 days and which are rated in the highest rating category by S&P or Moody's and NAIC (if rated by NAIC) at the time of purchase;

                 (c) Interest-bearing demand or time deposits issued by state banks or trust companies or any national banking associations of recognized standing whose accounts are insured by the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation ("FDIC") with capital and surplus aggregating in excess of $500,000,000; provided, however, that these deposits: (i) must be continuously and fully insured by FDIC, or (ii) must have maturities of less than 366 days and be deposited with banks the short term unsecured obligations of which are rated "A-1+" by S&P or "A3" by Moody's and "1" by NAIC (if rated by NAIC) at the time of purchase; and

                 (d) Money market mutual funds or portfolios of an investment company registered under the Investment Company Act of 1940, as amended, rated "AAA" by S&P or "Aaa" by Moody's and "1" by NAIC (if rated by NAIC) at the time of purchase investing in short-term U.S. Treasury securities permitted under clause (a) above.

         Otherwise Eligible Investments that impose substantial breakage fees will not be deemed an Eligible Investment.

         "Event of Default" means an event of default as specified in Section 7.01.

         "Extraordinary Expense Account" means the account by that name created by Section 3.02.

         "Extraordinary Expense Amount" means $40,000.

         "Extraordinary Services" and "Extraordinary Expenses" mean all fees for services rendered by the Owner Trustee and the Trustee and all expenses incurred under this Indenture and the Trust Agreement other than ordinary Services and ordinary Expenses.

         "Facility" means a specific "Demised Premises," as that term is defined in a Lease; and "Facilities" means the Demised Premises under all of the Leases, collectively.

         "Failure of Occupancy" means with respect to the Facility located in XXXXXXXXXX, New Jersey known as Builders Square number XXXXXXXXXX which is a construction property (as set forth in Exhibit D), a failure by the Lessee with respect to such Facility to open the Facility for business by December 31, 1993.

         "Failure of Occupancy Mandatory Put" means the put described in
Section 5.06.

         "General Partner" means   XXXXXXXXXX, a Michigan corporation, having
its principal office at XXXXXXXXXX, and any successor thereof or any substitute therefor as provided by the constituent documents of the Company.

         "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing or in effect guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise), or
(ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). The term "Guarantee" used as a verb has a corresponding meaning.

         "Improvements" shall mean the same herein as that term is defined in the Mortgages.

         "Indebtedness" of any Person means (i) any liability, continent or otherwise, of any Person (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or (b) evidenced by a bond, note, debenture or similar instrument; (ii) all obligations of such Person to pay the deferred and unpaid purchase price of any property, assets or services; (iii) capitalized lease obligations of such Person; (iv) Indebtedness secured by a Lien to which the property or assets owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed; (v) any liability of others described in the preceding clauses (i) through (iv) which such Person has Guaranteed or which otherwise is its legal liability; and (vi) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (v) above.

         "Insurance and Condemnation Proceeds Account" means the account by that name created by Section 3. 02.

         "Kmart" means Kmart Corporation, a Michigan corporation, having its principal office at 3100 West Big Beaver, Troy, Michigan 48084 and its successors and permitted assigns.

         "Kmart Subsidiaries" means, collectively, each Kmart Subsidiary that enters into an Agreement to Lease with the owner Trustee, as set forth more fully in Exhibit D.

         "Kmart Subsidiary" means a specific Kmart subsidiary, as the context shall require.

         "Lease" means the Leases between the Owner Trustee and the respective Lessees set forth in Exhibit D.

         "Lease Guaranties" means, collectively, the agreements executed by Kmart guaranteeing the payment and performance of the obligations of each Kmart Subsidiary, as Lessee, under a Lease.

         "Lease/Lease Guaranty Default" means, with respect to any one or more of the Leases and Lease Guaranties the failure (i) of the Lessee under any such Lease to pay any Annual Rental or Additional Rent, both as defined in the Lease, due under such Lease for a period of fifteen (15) days after notice to Lessee of such default, or (ii) Kmart to pay any such Annual Rental or Additional Rental under the related Lease Guaranty, if any, within fifteen (15) days after notice to Kmart of the Lessee's failure to do so.

         "Leases" means the Agreements to Lease.

         "Lessee" or "Lessees" means the lessees listed in Exhibit D.

         "Lessor" means the Owner Trustee.

         "Lease/Lease Guaranty Default Optional Put" means the put of Bonds described in Section 5.05.

         "Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise protected under applicable law (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute) of any jurisdiction).

         "Limited Partners" means the limited partners of the Company.

         "Make-Whole Premium" means, with respect to any amount of Called Principal, an amount equal to the sum of (x) the excess (which shall in no even be less than zero), if any, of the Discounted Prepayment Value of the Called Principal over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of the Settlement Date with respect to such Called Principal, and
(y) an amount equal to the product of the Called Principal and 101.8%. The Make-Whole Premium shall in no event be less than zero. Each Owner shall be provided prior to the Settlement Date with a certificate evidencing the calculation of such amount by the Owner Trustee, who shall be entitled to rely on an accountant's verification of the calculated amount.

         "Maturity Date" means the final maturity date of each Bond and Subordinate Bond as indicated on the face of each Bond and Subordinate Bond.

         "Minimum Investment Grade" means a rating of at least "Baa3," in the case of a rating by Moody's, and a rating of at least "BBB-, " in the case of a rating by S&P, or the then equivalent of such rating by Moody's or S&P or, to the extent applicable, by another Rating Agency.

         "Monthly Basis" means the first business day of every month.

         "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

         "Mortgages" means, collectively, each mortgage/deed of trust and security agreement, assignment of leases and rents and fixture filing relating to each Facility, executed by the Owner Trustee and granting to the Trustee a first Lien and security interest on such Facility to secure, among other things, payments with respect to the Bonds and the Subordinate Bonds, if any.

         "Mortgaged Estate" shall have the same meaning herein as in the Mortgages.

         "NAIC" means the National Association of Insurance Commissioners, and its successors and assigns or the Securities Valuation Office (SVO) thereof, and its successors and assigns, which provides insurers with uniform prices and quality ratings.

         "Officer's Certificate" means a certificate signed by the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, the President or a vice President and by the Treasurer, the Secretary or one of the assistant treasurers or assistant secretaries of an entity or signed by such persons of a general partner of an entity and delivered as specified herein.

         "Opinion of Counsel" means a written opinion of Counsel, who may, except as otherwise expressly provided in this Indenture, be Counsel for the Owner Trustee or the Company and who shall be satisfactory to the Trustee.

         "Optional Prepayment Redemption" means the redemption described in
Section 5.03.

         "Ordinary Services" and "Ordinary Expenses" mean those fees for services to be rendered and those expenses, including fees of Counsel, to be owed to or incurred by the Owner Trustee, and the Trustee in its capacity as such and as

Bond Registrar and Paying Agent, for which the Owner Trustee and Trustee will be compensated as described herein.



        "Original Issue Date" means December 29, 1992.

        "Outstanding" or "Bonds Outstanding" or " Subordinate Bonds Outstanding," in connection with the Bonds and Subordinate Bonds, means, subject to Section 11.04 as of the time in question, all Bonds and Subordinate Bonds executed, authenticated and delivered pursuant to this Indenture, except:



             (a) Bonds and Subordinate Bonds theretofore cancelled by the Bond Registrar or delivered for cancellation;



             (b) Bonds and Subordinate Bonds for which payment of money in the necessary amount (in accordance with Article VI) has been theretofore deposited with the Trustee in trust for the Registered Owners of the Bonds and Subordinate Bonds; provided, that in the case of any redemption of such Outstanding Bond, notice of such redemption shall also have been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, shall have been made; and



             (c) Bonds and Subordinate Bonds in exchange for or in lieu of which other Bonds and Subordinate Bonds have been executed and delivered pursuant to this Indenture.



        "Owners" means the same definition as Registered Owner.



        "Owner Trustee" means XXXXXXXXXX, in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity except as otherwise expressly provided herein having an address at XXXXXXXXXX, and its successors and assigns.



        "Owner Trustee Liens" shall mean any Lien upon all or any portion of the Trust Estate or the Trust arising as a result of (i) claims against or affecting the Owner Trustee (in its individual capacity or as Owner Trustee), the Company or any Affiliate of either thereof not related to the transactions contemplated by the Company Financing Documents; (ii) any act or omission of the Owner Trustee (in its individual capacity or as Owner Trustee), the Company or any Affiliate of either thereof that is not related to the transactions contemplated by the Company Financing Documents or that is in breach of any covenant or agreement of such

Person set forth in any of the Company Financing Documents; and (iii) Taxes imposed against the Owner Trustee (in its individual capacity or as Owner Trustee), the Company or any Affiliate or the Trust Estate.


        "Paying Agent" means any bank or trust company designated pursuant to this Indenture to serve as a paying agent or place of payment for the Bonds and Subordinate Bonds and shall be initially the Trustee or its successors or assigns.

        "Payment Account" means the account by that name created by Section
3.02.

        "Payment Date" means either an interest payment date of June 15, 1993 and each December 15 and June 15 thereafter, or a principal payment date of December 15, 1993 and each December 15 thereafter, during which Bonds or Subordinate Bonds are Outstanding.


        "Permitted Encumbrances" shall mean the same herein as that term is defined in the Mortgages.


        "Person" means any natural person, firm, partnership, association, corporation, trust or public body.


        "Property" means the same herein as that term is defined in the Mortgages.


        "Put" means exercise of the right or the obligation to tender Bonds to the Owner Trustee for purchase in accordance with Article V of this Indenture.


        "Rating Agency" means Moody's or S&P.

        "Rating Decline" means (i) the ratings assigned to unsubordinated, senior, unsecured indebtedness of Kmart on such date by either Moody's or S&P:
(a) declines to a rating below the Minimum Investment Grade, or (b) further declines, in the event then rated below the Minimum Investment Grade; or


            (ii) (a) Unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P (other than by reason of such Rating Agency ceasing to rate the indebtedness of corporations generally) at such time as the rating then assigned by the remaining such Rating Agency shall be below Minimum Investment Grade or (b) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P at such time as the rating then assigned by the remaining such Rating Agency shall be at least the Minimum Investment Grade and Kmart is unable to have such debt rated by another Rating Agency within 90 days thereafter; or

             (iii) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by both Moody's and S&P for any reason except if, through no fault of Kmart, both Moody's and S&P are unable to provide a rating due to a business failure or interruption affecting both Moody's and S&P.

For purposes of determining whether a Rating Decline shall have occurred under clause (i) of this definition, the rating initially assigned by any Rating Agency engaged by Kmart pursuant to clause (ii) to replace any rating withdrawn or otherwise terminated by Moody's or S&P shall be compared to the last rating assigned by Moody's or S&P, as the case may be, to determine if the circumstances described in (i)(a) or (b) exist.

        "Rating Decline Put" means the right of a Bondholder to tender his Bonds for purchase in the event there has been a Rating Decline, as provided for in Section 5.04 hereof.

        "Real Estate Transfer Documents" means, collectively, the "Security Documents," as such term is defined in a particular Mortgage with respect to each Facility and the Agreement for Sale of Real Estate.

        "Record Date" means (i) with respect to any Payment Date, the tenth day preceding the date on which such Payment Date is scheduled to occur, and (ii) with respect to any Settlement Date, the fifteenth day preceding the date on which such Settlement Date is scheduled to occur.

        "Redemption Price" means, with respect to the applicable Settlement Date for the redemption or repurchase of any Bonds or Subordinate Bonds, if applicable, (i) with respect to the Bonds, the Make-Whole Premium plus accrued interest on the Called Principal to such Settlement Date or (ii) with respect to the Subordinate Bonds, the principal of, Make-Whole Premium, if any, and accrued interest with respect to such Subordinate Bonds to such Settlement Date.

        "Registered Owners" or "Owners" or "Bondholders" or "Bondowners" means the person or persons in whose name or names the Bonds and the Subordinate Bonds are registered on the Record Date on the books of the Trustee as Bond Registrar kept for that purpose in accordance with the terms of this Indenture.

        "Reinvestment Yield" means, with respect to the Called Principal of the Bonds, the sum of (x) the yield to maturity implied by the following: (i) the yields reported, as of l0:00 a.m. (New York City time) on the third Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Settlement Date or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Settlement Date; and (y) fifty (50) basis points. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields. Each Owner shall be provided two days prior to any Settlement Date with a certificate evidencing the calculation of Reinvestment Yield by the Owner Trustee, who shall be entitled to rely on an accountant's verification of the calculation.

        "Remaining Average Life" means, with respect to any amount of Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. The Owner Trustee shall calculate the Remaining Average Life two days prior to any prepayment, but shall be entitled to rely on an accountant's verification of the calculation.

        "Remaining Scheduled Payments" means, with respect to any amount of Called Principal, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its expressed maturity date. The Trustee shall prepare a schedule setting forth the Remaining Scheduled Payments two days prior to any prepayment.

        "Required Bondowners" means the Registered Owners of Outstanding Bonds representing a majority in principal amount of Outstanding Bonds.

        "Required Subordinate Bondowners" means Registered Owners of Outstanding Subordinate Bonds representing a majority in principal amount of Outstanding Subordinate Bonds.

        "Revenue Account" means the account by that name created pursuant to
Section 3.02.

        "Revenues" means all income, rents, revenues, proceeds and other amounts which are received by the Trustee or the Owner Trustee from or in connection with the Company Financing Documents or otherwise in connection with the Facilities or otherwise received by the Trustee or the Owner Trustee (except for those amounts which are to be used to pay Administrative Expenses and Extraordinary Expenses), including, without limitation, (i) amounts received from the Lessees under the Leases or other entity under the Leases or from the Lease Guaranties or from the Bond Put Agreement or as a result of the Owner Trustee's or Trustee's ownership of the Facilities and amounts awarded to or received by the Owner Trustee or Trustee as insurance proceeds, damages, compensation or otherwise, by reason of rental interruption or damage to or destruction of the Facilities or any part thereof or the taking of the Facilities or any part thereof as a result of or in anticipation of the exercise of the right of condemnation or eminent domain, (ii) amounts obtained through the exercise of the remedies provided hereunder or in the other Company Financing Documents upon the occurrence of an Event of Default hereunder or thereunder, and (iii) all other amounts required to be deposited into the Revenue Account hereunder; provided, however, notwithstanding any other provision of this Indenture, that Revenues shall not be deemed to include proceeds derived from the sale of the General Partner's or Limited Partners' partnership interest or their beneficial interests in the Trust Agreement. Such Revenues will commence on the Original Issue Date.

        "S&P" means Standard & Poor's Corporation, its successors and assigns.

        "Secured Obligations" shall have the meaning set forth in the Granting Clause hereof.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Series" means, collectively, the Series A Bonds, Series B Bonds, Series C Bonds and Series D Bonds.

        "Series A Bonds" means those Bonds designated as such maturing December 15, 1998 and bearing interest at a rate per annum of 6.25%.

        "Series B Bonds" means those Bonds designated as such maturing December 15, 2007 and bearing interest at a rate per annum of 7.50%.

        "Series C Bonds" means those Bonds designated as such maturing December 15, 2011 and bearing interest at a rate per annum of 8.00%.

        "Series D Bonds" means those Bonds designated as such maturing December 15, 2017 and bearing interest at a rate per annum of 8.40%.

        "Settlement Date" means, with respect to the Called Principal, the date on which such Called Principal is declared to be due or becomes due and payable pursuant to Article V or Article VII, as the context requires.

        "Stipulated Fraction" is determined by dividing the Annual Rental (as defined in the Lease) for a particular Facility by the sum of the total aggregate Annual Rentals for the Facilities which are not then the subject of a Put, redemption or default, plus the Annual Rental for the Facility or Facilities that are the subject of the current put, redemption or default.

        "Subordinate Bonds" shall mean the subordinate bonds executed and delivered pursuant to Section 2.11 which rank junior and subordinate to the Bonds and which may be paid from moneys constituting the Trust Estate only if all amounts of principal, premium, if any, and interest which have become due and payable on the Bonds whether by maturity, redemption, purchase or acceleration have been paid in full.

        "Subordinate Bond Payment Account" means the account by that name created in Section 3.02.

        "Subordination, Non-Disturbance and Attornment Agreements" means the agreement so named among each Lessee, Trustee and the Owner Trustee dated as of December 28, 1992.

        "Supplemental Indenture" means any agreement hereafter authorized and entered into between the Owner Trustee and the Trustee (in accordance with Article X) which amends, modifies or supplements and forms a part of this Indenture,

        "Trust" means the trust created under the Trust Agreement.

        "Trust Agreement" means that certain Trust Agreement, dated as of the date hereof, between the Company and the Owner Trustee.

        "Trustee" means   XXXXXXXXXX, located at XXXXXXXXXX, or any successor
trustee appointed in accordance with the terms of this Indenture.

        "Trust Estate" shall have the meaning set forth in the Granting Clause hereof.


                                   ARTICLE II

                                   THE BONDS

     Section 2.01.  Authorized Amount of Bonds.  No Bonds or Subordinate
Bonds may be executed and authenticated under the provisions of this Indenture except in accordance with this Article. The total original principal amount of Bonds and Subordinate Bonds which may be executed, authenticated and delivered and to be Outstanding at any time is hereby expressly limited to $100,505,000.

     Section 2.02. Bond Form Generally. The Bonds and Subordinate Bonds shall be in substantially the form set forth in the seventh WHEREAS clause, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture to comply, or facilitate compliance, with applicable laws or regulations, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds or Subordinate Bonds may be listed. Any provision of the text of any Bond or Subordinate Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bonds and Subordinate Bonds.

        The definitive Bonds and Subordinate Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods. The Bonds and Subordinate

Bonds shall be executed by an authorized signatory of the Owner Trustee by manual or facsimile signature and, prior to delivery thereof, shall be authenticated by the Trustee by a manual signature of an authorized signatory of the Trustee.

        Section 2.03. General Terms. The Owner Trustee shall execute and, upon written request and authorization to the Trustee by the Owner Trustee, the Trustee shall authenticate the Bonds and deliver them as specified in the Bond Purchase Agreements. The Bonds shall be designated "Collateralized Lease Revenue Bonds (Kmart Corporation Leased Facilities), Series 1992 [A, B, C or D]." For CUSIP and private placement number registration purposes, the "Issuer" of the Bonds shall be the Owner Trustee on behalf of the Trust. Except for the Bonds which were delivered to the initial Registered Owners thereof, the Bonds shall be issued, executed and delivered as fully registered Bonds without coupons in denominations of $l00,000 principal amount or any integral multiple of $5,000 in excess of $100,000 thereof; provided that the Owner Trustee shall be authorized to execute and the Trustee shall be authorized to authenticate and deliver single Bonds in nonconforming principal amounts as provided for to effect a partial prepayment, redemption or Put as described in Article V. The Bonds shall be numbered as determined by the Trustee.

        The Bonds shall mature on the applicable Maturity Date(s). The Trustee shall authenticate and deliver the Bonds in the aggregate original principal amount of $l00,505,000. The Trustee shall insert the date of authentication of the Bonds in the place provided for such purpose in the form of Trustee's certificate of authentication to be printed on the Bonds.

        The Bonds shall be dated as of the Original Issue Date.

        The Bonds shall bear interest from the most recent date in respect of which accrued interest has been paid or provided for, or if no interest has been paid or provided for, from the Original Issue Date payable semiannually on June 15 and December 15 of each year until such Bonds are paid at maturity or to any earlier redemption date, commencing June 15, 1993.

        Interest on the Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        If any payment of principal of or premium, if any, or interest on a Bond is not paid when due, such overdue principal, premium, if any, and (to the extent permitted by applicable law) interest shall bear interest (calculated on the basis set forth above), payable on demand, from the due date of such overdue payment until paid at a rate per annum equal to 200 basis points plus the interest rate then in effect with respect to such Bond.

        The Bonds are categorized into four Series (Series A Bonds, Series B Bonds, Series C Bonds and Series D Bonds), each such Series having a different maturity and per annum interest rate. THE BONDS ARE SUBJECT TO OPTIONAL PREPAYMENT REDEMPTION, A RATING DECLINE PUT, A FAILURE OF OCCUPANCY MANDATORY PUT, A LEASE/LEASE GUARANTY DEFAULT OPTIONAL PUT AND EXTRAORDINARY MANDATORY REDEMPTION, ALL AS SET FORTH HEREIN.

        The principal of the Bonds shall be payable in lawful money of the United States of America at the principal corporate trust office of the Trustee. Payment of interest on the Bonds shall be made to the Owner thereof and shall be paid by check or draft mailed to the Owner at such address as is set forth on the registration books maintained by the Trustee as of the applicable Record Date. Upon the request of a Registered Owner of at least $1,000,000 in principal amount of Bonds, all Bond Payments shall be made by wire transfer in immediately available funds to an account designated by such Registered Owner in writing, which writing must be received by the Trustee at least 15 days prior to the applicable Record Date. Any reduction in the principal amount of Bonds Outstanding due to payments on account of redemptions shall be so noted on the books of the Trustee.

        The Trustee, with respect to the initial purchasers of the Bonds, shall enter in its registration books the notification and payment instructions for each initial purchaser contained in the Bond Purchase Agreements and the signature pages thereof, and which shall be deemed to satisfy the requirements in the previous paragraph relating to the advance notification of wire instructions.

        Section 2.04. Temporary Bonds. Pending the preparation of definitive Bonds, the Owner Trustee may execute and upon a written request and authorization to the Trustee by the Owner Trustee the Trustee shall authenticate and deliver temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Bonds in lieu of which they are issued.

        If temporary Bonds are issued, the Owner Trustee will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable, without cost, for definitive Bonds upon surrender of the temporary Bonds at the corporate trust office of the Trustee, without charge to the Registered Owners. Upon surrender for cancellation of any one or more temporary Bonds, the Owner Trustee shall execute and the Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Bonds. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as definitive Bonds.

         Section 2.05. Restrictions on Transfer of Bonds. The sale of the Bonds has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under the securities laws of any State or other jurisdiction ("blue sky" laws) and the Bonds will be "restricted securities" as defined in Rule 144, 17 C.F.R. Section 230.144 ("Rule 144"), promulgated pursuant to the Securities Act. No Bond may be sold, assigned or otherwise transferred unless it is so registered and qualified or unless an exemption from such registration and qualification is available. Purchaser(s) or transferee(s) of the Bonds shall be deemed to have represented and warranted that it or they are an "Accredited Investor," as defined in Rule 501(a)(1), (2) or (3) under Regulation D of the Act. The Bonds shall bear a legend describing the foregoing restrictions on transfer, and appropriate stop transfer instructions shall be given to the Bond Registrar.

        Section 2.06. Registration; Registration of Transfer and Exchange. The Bond Registrar shall cause to be kept a Bond Register on which, subject to such reasonable regulations as it may prescribe, the Bond Registrar shall provide for the registration of Bonds and the registration of transfers or exchanges of Bonds. The Trustee is hereby appointed "Bond Registrar" for the purpose of registering Bonds and transfers or exchanges of Bonds as herein provided.

        Upon surrender for registration of transfer of any Bond at the corporate trust office of the Trustee, the Trustee, as the case may be, shall authenticate and promptly deliver, in the name of the designated transferee or transferees, one or more new Bonds in the same aggregate principal amount.

        At the option of the Registered Owners, the Bonds upon transfer may be exchanged for other Bonds of the same aggregate principal amount and of the same maturity, upon surrender of the Bonds to be exchanged at the corporate trust office of the Trustee. Whenever any Bond is so surrendered for exchange, the Owner Trustee shall execute and the Trustee shall authenticate and deliver the Bonds which the Registered Owner making the exchange is entitled to receive. Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form attached to the Bond duly executed, by the Registered Owner thereof or his attorney duly authorized in writing. All Bonds issued upon any registration of transfer or exchange of Bonds shall be entitled to the same benefits and subject to the same provisions of this Indenture as the Bonds surrendered upon such registration of transfer or exchange. The Trustee shall not be required to transfer or exchange any Bonds during the period established by the Trustee for selection of Bonds for redemption or to transfer or exchange any Bond that has been selected for redemption. No service charge shall be made to a Registered Owner for any registration of transfer or exchange of Bonds; provided, however, that the Trustee shall require the payment by the Registered Owner requesting transfer or exchange of any transfer tax or other similar governmental charge required to be paid with respect to such transfer.

        Section 2.07. Mutilated, Destroyed, Lost or Stolen Bonds. In the event any Bond or temporary Bond is mutilated, lost, stolen or destroyed, the Owner Trustee shall execute and upon written request from the Owner Trustee the Trustee shall authenticate a new Bond of like date, maturity, interest rate and denomination as that mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Trustee and the Owner Trustee evidence of such loss, theft or destruction satisfactory to the Trustee and the Owner Trustee, together with indemnity; provided, however, that if any "Accredited Investor," as defined in Rule 501(a)(1), (2) or (3) under Regulation D of the Securities Act, is the Registered Owner of any mutilated, lost, stolen or destroyed Bond, then the affidavit of an authorized officer of such Registered Owner setting forth the fact of such mutilation, loss, theft or destruction and its ownership of the Bond at the time thereof, shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution, authentication and delivery of a new Bond. Bondowners who deliver an affidavit setting forth the fact of such mutilation, loss, theft or destruction will be required to indemnify the Trustee and the Owner Trustee if any statement in such affidavit proves to be false against liability (other than liability caused by or arising from the gross negligence or misconduct of the Trustee or the Owner Trustee), or payment or reimbursement of expenses. In the event any such Bond shall have matured, instead of issuing a replacement Bond as provided above, the Trustee may pay the same.

        Every replacement Bond executed pursuant to this Section shall constitute an additional contractual obligation of the Owner Trustee, whether or not the Bond alleged to have been mutilated, destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly executed hereunder.

        The Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and preclude any and all other rights or remedies of the Registered Owners with respect to such Bonds.

        Section 2.08. Cancellation and Destruction of Surrendered Bonds. Whenever any Bonds shall be delivered to the Trustee for cancellation pursuant to this Indenture or for the payment in full of the Bond Obligations represented thereby, or the exchange thereof, such Bonds shall be promptly cancelled, cremated or otherwise destroyed by the Trustee, and counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Owner Trustee.

        Section 2.09. Delivery of the Bonds. Upon the execution and delivery of this Indenture, the Owner Trustee shall execute and the Trustee shall authenticate the Bonds as provided in Section 2.03 and deliver them to the initial Registered Owners. Prior to or simultaneously with the delivery by the Trustee of the Bonds on the Original Issue Date, there shall have been filed with the Trustee:

            (1) Original executed counterparts of this Indenture, the Bond Put Agreement, the Mortgages and the Real Estate Transfer Documents and the Leases and the Lease Guaranties and other Company Financing Documents; and

            (2) A written request and authorization to the Trustee by the Owner Trustee to authenticate and deliver the Bonds to the purchaser therein identified.

        Section 2.10. Equal Benefits. The Trust Estate and the provisions, covenants and agreements herein set forth to be performed by the Owner Trustee and the Trustee shall be with a priority first for the equal and proportionate benefit, protection and security of the Bondowners of any and all of the Outstanding Bonds, all of which, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Bonds over any other thereof, and second for the equal and proportionate benefit, protection and security of the Bondowners of any and all of the Outstanding Subordinate Bonds, all of which, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Subordinate Bonds over any other thereof. Each of the Bonds ranks pari passu with each of the other Bonds in priority of payment and in all other respects. Each of the Subordinate Bonds ranks pari passu with each of the other Subordinate Bonds in priority of payment and in all other respects.

        Section 2.11. Subordinate Bonds. In the event that Bonds have been Put to the Trustee pursuant to Section 5.04, 5.05 or 5.06, then the Trustee shall deliver to Kmart, as consideration for Kmart purchasing the Bonds in accordance with the terms of the Bond Put Agreement, new Subordinate Bonds which are subordinate to the Outstanding Bonds. Except as provided below, the Subordinate Bonds shall have the same maturities, principal amounts, mandatory sinking fund repayment provisions and interest rates as the Bonds which were delivered to the Trustee as a result of a Put pursuant to Section 5.04, 5.05 or
5.06 hereof.

        Subordinate Bonds are subordinate to the Lien on and security interest granted in the Trust Estate to the Bonds. The payment of principal, Make-Whole Premium, if any, and interest on the Subordinate Bonds is subordinated to the prior indefeasible payment in full of principal, Make-Whole Premium, if any and interest on the Bonds; provided that payment of the principal of, Make-Whole Premium, if any, and interest on the Subordinate Bonds shall be permitted under this Indenture, only if all payments required to be made by the Trustee in respect of Bond Obligations on the Outstanding Bonds are then current.

        The Subordinate Bonds shall be designated "Collateralized Lease Revenue Subordinate Bonds (Kmart Corporation Lease Facilities), Series 1992 [A, B, C or D]." For CUSIP registration purposes, the "Issuer" of the Bonds shall be the Owner Trustee. The Subordinate Bonds shall be issued, executed and delivered as fully registered Subordinate Bonds without coupons in denominations of $100,000 principal amount or any integral multiple of $5,000 in excess of $100,000 thereof; provided that the Owner Trustee shall be authorized to execute and the Trustee shall be authorized to authenticate and deliver single Bonds in nonconforming principal amounts as Provided for to effect a partial redemption as described in Section 5.09. The Subordinate
Bonds shall be numbered as determined by the Trustee.

        The Subordinate Bonds shall mature on the applicable Maturity Date(s). The Trustee shall insert the date of authentication of the Subordinate Bonds in the place provided for such purpose in the form of Trustee's certificate of authentication to be printed on the Subordinate Bonds.

        The Subordinate Bonds shall be dated as of the Settlement Date for which such Subordinate Bonds were issued in exchange for the Put of Bonds pursuant to Section 5.04, 5.05 or 5.06 (the "Issue Date").

        The Subordinate Bonds shall bear interest from the most recent date in respect of which accrued interest has been paid or provided for or, if no interest has been paid or provided for, from the Issue Date payable semiannually on December 15 and June 15 of each year until such Subordinate Bonds are paid at maturity or to any earlier redemption date, commencing June 15, 1993.

        Interest on the Subordinate Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        The Subordinate Bonds are categorized into four Series (Series A Subordinate Bonds, Series B Subordinate Bonds, Series C Subordinate Bonds and Series D Subordinate Bonds), each such Series having a different maturity and per annum interest rate. THE SUBORDINATE BONDS ARE SUBJECT TO OPTIONAL PREPAYMENT REDEMPTION AND EXTRAORDINARY MANDATORY REDEMPTION, ALL AS SET FORTH HEREIN.

        The principal of the Subordinate Bonds shall be payable in lawful money of the United States of America at the principal corporate trust office of the Trustee, upon presentation and surrender of the Subordinate Bonds. Payment of interest on the Subordinate Bonds shall be made to the Owner thereof and shall be paid by check or draft mailed to the Owner at such address as is set forth on the registration books maintained by the Trustee as of the applicable Record Date. Upon the Request of a Registered Owner of at least $1,000,000 in principal amount of Subordinate Bonds, all Bond Payments shall be made by wire transfer in immediately available funds to an account designated by such Registered Owner in writing, which writing must be received by the Trustee at least 15 days prior to the applicable Record Date. Any reduction in the principal amount of Subordinate Bonds outstanding due to payments on account of redemptions shall be so noted on the books of the Trustee.

        The provisions of Sections 2.02, 2.04, 2.05, 2.06, 2.07 and 2.08 shall apply to the Owners of the Subordinate Bonds as if such Subordinate Bonds were the Bonds.

                                  ARTICLE III

                               REVENUES AND FUNDS

        Section 3.01. Source of Payment of Bonds. The Trust Estate shall be used for no other purpose than for making the Bond Payments, except as may be otherwise expressly authorized in this Indenture.

        Section 3.02. Creation of Accounts. The following Accounts are hereby created and established with the Trustee: the Acquisition Account, Revenue Account, the Payment Account, the Subordinate Bond Payment Account, the Bond Proceeds Disbursement Account, the Administrative Expense Account, the Extraordinary Expense Account and the Insurance and Condemnation Proceeds Account. Each Account shall be maintained by the Trustee as a separate and distinct trust fund or account to be held, managed, invested, disbursed and administered as provided in this Indenture. All moneys deposited in the Accounts shall be used solely for the purposes set forth in this Indenture. The Trustee shall keep and maintain adequate records pertaining to each Account, and all disbursements therefrom.

        All amounts credited to any Account shall be held in trust for the equal and proportionate benefit of the Registered Owners in accordance with
Section 2.10 only for the uses and purposes set forth in this Indenture until payment or application of any such amounts is made for such uses and purposes and in the manner set forth in this Indenture. The Owner Trustee shall not have any legal, equitable or beneficial right, title or interest in any money so deposited except in accordance with the provisions of this Indenture.

        All funds or deposits in any Account which are available to the Trustee shall be invested and reinvested by the Trustee in one or more Eligible Investments selected in writing by the Owner Trustee, but only if the Owner Trustee has received directions from the General Partner. If the Trustee does not receive written directions from the Owner Trustee then the Trustee shall invest such funds in Eligible Investments which meet the criteria set forth in subparagraph (d) of the definition thereof. No such investment or reinvestment shall mature later than the Business Day immediately preceding the next Payment Date or an earlier date to the extent such moneys will be needed. Otherwise Eligible Investments that impose substantial breakage fees will not be deemed an Eligible Investment.

         Section 3.03. Disbursements. On the Closing Date, from the proceeds of the Bonds, including accrued interest from the Original Issue Date, the Trustee shall deposit the proceeds of the Bonds into the Bond Proceeds Disbursement Account to be disbursed in accordance with Section 3.06(b) and (c).

         Section 3.04. Deposit of Revenues in Revenue Account. The Owner Trustee shall cause the Trustee to receive and the Trustee shall, on the date of its receipt thereof, deposit in and credit to the Revenue Account, the following amounts:

                 (i) All amounts constituting Revenues payable pursuant to the Leases, the Lease Guaranties, the Mortgages, the Bond Put Agreement and other amounts transferred from other Accounts hereunder;

                 (ii) Amounts constituting accrued interest received from the initial purchasers of the Bonds; and

                 (iii) All amounts received by the Trustee to redeem Bonds pursuant to Article V.

         Notwithstanding the above, any amounts received representing insurance or condemnation proceeds shall be immediately credited to the Insurance and Condemnation Proceeds Account as set forth in Section 3.07 hereof.

         Section 3.05.    Application of Revenues in the Revenue Account.

                 (a) Until all Bond Obligations shall have been paid in full or provisions for their payment made in the manner set forth in
         Article VI, the Trustee shall, on a Monthly Basis, make deposits from the Revenue Account into the various accounts in the order of priority set forth below:

                 first, for deposit in the Payment Account, any amount of interest, principal, Make-whole Premium, if any, and Administrative Expenses required to be deposited under this Article III with respect to prior periods, but only to the extent such amount has not previously been paid;

                 second, for deposit in the Payment Account, commencing January 1, 1993, an amount equal to one-sixth (1/6) of the interest coming due on the Bonds on the next Payment Date;

                 third, for deposit in the Payment Account, commencing January 1, 1993, an amount equal to one-twelfth (1/12) of the principal coming due on the Bonds on the next Payment Date;

                 fourth, for deposit in the Administrative Expense Account, an amount equal to one-twelfth (1/12) of the annual Administrative Expenses estimated or identified by the Trustee to be due over the next 12-month period as calculated on the next preceding Payment Date (with appropriate pro-rata amounts for the period from the Closing Date to the first Payment Date);

                 fifth, for deposit in the Subordinate Bond Payment Account, an amount equal to one-sixth (1/6) of the interest coming due on the Subordinate Bonds on the next Payment Date;

                 sixth, for deposit in the Subordinate Bond Payment Account, an amount equal to one-twelfth (1/12) of the principal coming due on the Subordinate Bonds on the next Payment Date; and

                 seventh, any funds or amounts remaining in the Revenue Account after payment or credit, as specified above, and after deducting any amounts previously due on or prior to a Payment Date or due from the previous periods, as specified above, but not paid, or required to be on deposit pursuant to Section 3.05(b), shall be deposited by the Trustee in the Extraordinary Expense Account; provided that if the amounts on deposit in the Extraordinary Expense Account exceed the Extraordinary Expense Amount, and no default or Event of Default hereunder or under any Company Financing Document has occurred and is continuing, then such excess shall be remitted to the Owner Trustee.

                 (b) On or prior to any date on which notice of redemption of Bonds and Subordinate Bonds in whole or in part is to be given pursuant to Article V, the Trustee shall withdraw from the Revenue Account and/or the Insurance and Condemnation Proceeds Account and deposit into the Payment Account and Subordinate Bond Payment Account an amount sufficient to make payments specified in the following clauses first, second, third and fourth with respect to the Bonds and Subordinate Bonds to be redeemed:

                 first, for deposit into the Payment Account, an amount which, when added to other amounts already on deposit therein, is equal to the sum of the interest on the Called Principal of Bonds which will accrue to the relevant Settlement Date, which amount shall be paid to the Registered Owners; and

                 second, for deposit in the Payment Account, an amount which, when added to other amounts already on deposit therein, is equal, after giving effect to clause first, to the Redemption Price on the Bonds which will be due and payable on the relevant Settlement Date, which amount shall be paid to the Registered Owners; and

                 third, for deposit in the Subordinate Bond Payment Account, an amount which, when added to other amounts already on deposit therein, is equal, after giving effect to clauses first and second, to the sum of the interest on the Called Principal of Subordinate Bonds which will be accrued to the relevant Settlement Date, which amount shall be paid to the Registered Owners; and

                 fourth, for deposit in the Subordinate Bond Payment Account, an amount which, when added to other amounts already on deposit therein, is equal, after giving effect to clauses first, second and third, to the Redemption Price on the Subordinate Bonds which will be due and payable on the relevant Settlement Date, which amount shall be paid to the Registered Owners.

         Section 3.06. Bond Proceeds Disbursement Account.

                 (a) The Trustee shall credit to the Bond Proceeds Disbursement Account on the Closing Date the proceeds from the issuance of the Bonds, including accrued interest from the Original Issue Date, as set forth in Section 3.03.

                 (b) On the Closing Date, the Trustee shall disburse moneys in the Bond Proceeds Disbursement Account (i) to pay $96,915,857.61 to the Acquisition Account for the acquisition of the Facilities; (ii) to pay up to $2,332,260.89 as Costs of Issuance upon receipt of one or more requisitions signed by an authorized officer of XXXXXXXXXX and certifying the amount thereby requisitioned, the person to whom payment is to be made and the reason for the payment; and (iii) to deposit in the Revenue Account $21,892.89 representing the accrued interest received from the initial purchasers of the Bonds and $859,983.39 representing amounts which would have otherwise been paid to Kmart as part of the acquisition price for the Facilities, but for which Kmart has requested that such amount be used to pay its lease payment obligations for December and January with respect to the Facilities.

                 (c) Subsequent to the disbursements to the Acquisition Account, the Revenue Account and the payment of the Costs of Issuance, the balance of such proceeds in the Bond Proceeds Disbursement Account shall be deposited by the Trustee in the Extraordinary Expense Account; provided that if the amount on deposit in the Extraordinary Expense Account exceeds the Extraordinary Expense Amount, and no default or Event of Default hereunder or under any Company Financing Document has occurred and is continuing, then such excess, if any, shall be remitted by the Trustee to the Owner Trustee, if permitted hereunder.

         Section 3.07.    Insurance and Condemnation Proceeds Account.

                 (a) The Owner Trustee shall cause the Trustee to receive, and the Trustee shall credit to the Insurance and Condemnation Proceeds Account (i) amounts representing insurance (or self-insurance by a Lessee permitted under any Lease relating to the Facilities) proceeds, net of the costs and expenses of the Trustee permitted under the Mortgage, which in all events shall be paid directly to the Trustee as a named insured, from any insured event, whether contemplated by the Leases or the Mortgages or otherwise, (ii) amounts, net of the costs and expenses of the Trustee permitted under the Mortgage representing a payment with respect to a condemnation of all or any portion of the Facilities; (iii) all other amounts received in connection with the loss, damage, destruction or taking of any of the Facilities or title thereto, and (iv) all amounts received as earnings on or income from any investments or reinvestments of funds in Eligible Investments in the Insurance and Condemnation Proceeds Account. For further guidance as to amounts receivable under such insurance policies, see Articles 16 and 17 of the Leases and Section 1.30 of the Mortgages.

                 (b) The Trustee shall transfer or pay any funds deposited in the Insurance and Condemnation Proceeds Account to the Payment Account as required by Section 3.05(b) and necessary for the Mandatory Extraordinary Redemption of Bonds and Subordinate Bonds pursuant to
         Section 5.07.

         Section 3.08.    Administrative Expense Account.

                 (a) The Owner Trustee shall cause the Trustee to receive, and the Trustee shall credit to the Administrative Expense Account (i) all amounts transferred from the Revenue Account pursuant to clause first and fourth of Section 3.05(a) and (ii) all amounts necessary to pay Administrative Expenses. All amounts received as earnings on or income from any investments or reinvestments of amounts in Eligible Investments in the Administrative Expense Account shall be credited to the Revenue Account.

                 (b) The Trustee shall use funds in the Administrative Expense Account to pay when due Administrative Expenses.

         Section 3.09.    Extraordinary Expense Account.

                 (a) The Owner Trustee shall cause the Trustee to receive, and the Trustee shall credit to the Extraordinary Expense Account all amounts transferred from the Revenue Account pursuant to clause seventh of Section 3.05(a) and amounts, if any, transferred from the Bond Proceeds Disbursement Account pursuant to Section 3.06(c) hereof plus any additional amounts necessary to cause the balance of the Extraordinary Expense Account to equal to the Extraordinary Expense Amount.

                 (b) The Trustee shall use the funds in the Extraordinary Expense Account for the following purposes and in the following order of priority:

                          (i) to pay the Extraordinary Services and Extraordinary Expenses of the Trustee and Owner Trustee;

                          (ii) to the extent insufficient amounts are available for Administrative Expenses, the Trustee may draw upon the Extraordinary Expense Account. Written notice of such a draw shall be made to the Owners of the Bonds and the Owner Trustee within five (5) Business Days after such draw. Such written notice shall set forth the amount of the draw, its use and the balance remaining in the Extraordinary Expense Account; and

                          (iii)   to the extent that amounts in the
                 Extraordinary Expense Account are in excess of the Extraordinary Expense Amount, such excess shall be disbursed to the Owner Trustee without requisition provided no default or Event of Default hereunder or under any of the other Company Financing Documents has occurred and is continuing.

         Section 3.10.    [Reserved].

         Section 3.11.    [Reserved].

         Section 3.12. Final Balances. Upon the deposit with the Trustee of moneys sufficient to pay in full all required Bond Payments with respect to the Bonds, all reasonable fees, charges and other expenses, such as attorneys' fees of the owner Trustee and the Trustee which are properly due and payable hereunder, or upon the making of adequate provisions for the payment of such amounts as permitted by Article VI, including payment of all Bond Obligations, all moneys remaining in all Accounts, except moneys necessary to pay in full such Bond Payments and other charges and expenses, which moneys shall be held and disbursed by the Trustee pursuant to this Article III, shall be remitted to the Owner Trustee, subject to the provisions of Article VI.

         Section 3.13. Payment Account. Moneys in the Payment Account shall be used solely to pay principal, Make-Whole Premium, if any, and interest on the Bonds whether on a Payment Date, at maturity, by reason of prior redemption or otherwise. Any funds or amounts remaining in the Payment Account, after a Payment Date (in which both principal and interest are paid in full) or after a Settlement Date (on which the Redemption Price is paid in full), shall be credited to the Revenue Account.

         Section 3.14. Subordinate Bond Payment Account. Moneys in the Subordinate Bond Payment Account shall be used solely to pay principal, Make-Whole Premium, if any, and interest on the Subordinate Bonds whether on a Payment Date, at maturity, by reason of prior redemption or otherwise. Any funds or amounts remaining in the Subordinate Bond Payment Account, after a Payment Date (on which both principal and interest are paid in full) or after a Settlement Date (on which the Redemption Price is paid in full), shall be credited to the Revenue Account.

         Section 3.15. Investments of Accounts. All funds or deposits in the Accounts which are available to the Trustee shall be invested and reinvested by the Trustee in one or more Eligible Investments selected in writing by the Company. The Trustee is not liable for investment losses in Eligible Investments in the Accounts. If the Trustee does not receive written direction from the Owner Trustee, then the Trustee shall invest such funds in Eligible Investments which meet the criteria set forth in subparagraph (d) of the definition thereof.

         Section 3.16. Security of Funds. All moneys deposited with the Trustee under this Indenture shall be held by the Trustee in trust, constitute part of the Trust Estate and be subject to this Indenture for the equal and proportionate benefit of the Registered Owners of all Outstanding Bonds, and to the extent the Bonds are currently paid in full, then for the equal and proportionate benefit of the Registered Owners of the Subordinate Bonds in accordance with Section 2.10.

         Section 3.17.    Receipt of Lease Payments.

                 (a) The Real Estate Transfer Documents provide that, on the Closing Date and on the first day of each month (or, if such day is not a Business Day, then on the next succeeding Business Day) thereafter, beginning on the Closing Date, each Lessee shall send to the Trustee at the notice address indicated in Section 13.04, by means of a wire transfer acceptable to the Trustee, an amount equal to the amount of monthly rent then due under its Lease (Annual Minimum Rental divided by twelve (12)). If the Trustee has not received such payment by 3:00 p.m., Pacific time, on the date the payment is due (or, if such day is not a Business Day, then on the next succeeding Business Day), the Trustee shall immediately give notice to the applicable Lessee and to Kmart of the failure to receive payment with respect to that particular Lease and shall investigate the reason for its failure to receive payments by communicating telephonically or by facsimile transmission with the General Partner, and take such action as is appropriate under the circumstances to secure its receipt of payments before the close of business on the tenth (10th) day following the giving of such notice, or, if it is not possible to receive payments by such time, then as soon thereafter as possible and in no event later than the fifteenth (15th) day of the month (or, if such day is not a Business Day, then on the next preceding Business Day).

                 (b) If the amount of Annual Minimum Rental payable under any Lease increases during the term of such Lease, due to provisions relating to increases in taxes and insurance or otherwise, the Owner Trustee will take or cause to be taken such actions as are necessary to effect an appropriate increase in the amount of the monthly payment referred to in paragraph (a) of this Section 3.17, and will provide or cause to be provided to the Trustee timely written notice of the same.

                                   ARTICLE IV

                            REVENUES AND APPLICATION

         Section 4.01. Revenues to be Held for All Registered owners; Certain Exceptions. The Revenues shall, until applied as provided in this Indenture, be held by the Trustee first for the equal and proportionate benefit of the Registered Owners of the Outstanding Bonds, except that any portion of the Revenues representing principal, Make-Whole Premium, if any, and interest with respect to any Bonds previously called for redemption or purchase in accordance with Article V of this Indenture or for Bonds matured but not yet presented shall be held for the equal and proportionate benefit of the Registered owners of the Bonds to be so redeemed or purchased. If payment of the Bond Obligations on all Outstanding Bonds are current, the Revenues shall, until applied as provided in this Indenture, be held for the equal and proportionate benefit of the Registered Owners of the Subordinate Bonds.

                                   ARTICLE V

           REDEMPTION OF BONDS AND SUBORDINATE BONDS BEFORE MATURITY

         Section 5.01. Limitation on Redemption. The Bonds and Subordinate Bonds shall be subject to redemption prior to maturity only as provided in this
Article V.

         Section 5.02.    (Reserved].

         Section 5.03. Optional Prepayment Redemption. The Owner Trustee may prepay the Bonds and the Subordinate Bonds at any time either in whole or in part (but if in part then in units of $1,000,000 or an integral multiple of $100,000 in excess thereof) by the payment of the Redemption Price determined as of the third Business Day prior to the Settlement Date. Sixty
(60) days prior written notice of the Owner Trustee's intent to prepay under this section must be given to the Trustee, or its successor; which notice shall state (i) the principal amount to be prepaid, (ii) the Settlement Date, (iii) the estimated Redemption Price and (iv) the manner in which the Redemption Price has been determined.

         Section 5.04.    Rating Decline Put.

                 (a) If a Rating Decline occurs each Bondholder of record on the relevant Record Date will have the right to require the Owner Trustee to purchase such Bondholder's Bonds in whole or in part on the Settlement Date, which for purposes of this Section shall be the Business Day selected by the Trustee not earlier than thirty (30) nor later than forty-five (45) days after a Rating Decline, at the Redemption Price. In the event a Rating Decline has occurred, Kmart is required, under the terms of the Bond Put Agreement, to cause a notice thereof to be mailed to the Trustee. The obligations of the Trustee to give the notices required pursuant to section 5.04(b) shall remain in effect so long as any Bonds remain outstanding. If a Rating Decline occurs and subsequent to such Rating Decline another Rating Decline occurs, then the Bondholder will again have the rights, and the Owner Trustee again will have the obligations, set forth in this Section.

                 (b) Within seven days after a Rating Decline has occurred, the Trustee will cause a notice to be mailed to the Bondholders and Kmart, which notice shall (1) state that a Rating Decline has occurred, (2) describe any action that caused such Rating Decline, and the date of the occurrence thereof, (3) set forth the Owner Trustee's offer to purchase the Bonds as provided in paragraph
         (c) below, and (4) state (i) the Settlement Date, (ii) the estimated Redemption Price, (iii) the manner in which the Redemption Price has been determined, (iv) the date by which the Bondholder has to provide written notification to the Trustee of its election to tender Bonds,
         (v) the party to whom the Bondholder electing purchase shall surrender the Bonds on or before the Settlement Date, (5) state that the

         Trustee elects to have Kmart purchase all or a portion of the Bonds on the Settlement Date and (6) include the tender notification election form required to be delivered by electing Bondholders under Section 5.04(c).

                 (c) In connection with the purchase of Bonds pursuant to this Section, each Bondholder electing to exercise the right to tender Bonds shall deliver to Trustee at least fifteen (15) days prior to the Settlement Date written notification of such Bondholder's election to tender Bonds, which notice shall also set forth the aggregate principal amount of Bonds to be tendered. Any notice delivered to the Trustee is irrevocable.

                 (d) In connection with the purchase of Bonds pursuant to this Section, Bondholders who have elected to tender their Bonds shall be required to surrender, on or promptly after the Settlement Date, at the principal office of the Trustee, the principal amount of the Bonds set forth in the notice of tender. The Trustee shall hold the Bonds in trust for the benefit of the Bondholder electing to tender Bonds pursuant to this section until payment in full of the Redemption Price to the holder on the Settlement Date and shall then and thereupon authenticate and deliver, in the name of Kmart, one or more new Bonds, in exchange for the tendered Bonds, having the same aggregate principal amount, interest rate and the same maturity as the Bonds which were tendered.

         Section 5.05.    Lease/Lease Guaranty Default Optional Put.

                 (a) If a Lease/Lease Guaranty Default occurs, each Bondholder of record on the relevant Record Date will have the right to require the Owner Trustee to purchase such Bondholder's Bonds in whole or in part (as more fully set forth in paragraph (d) below) on the Settlement Date, which for purposes of this Section shall be the Business Day selected by the Trustee not earlier than thirty (30) nor later than forty-five (45) days after a Lease/Lease Guaranty Default, at the Redemption Price. In the event a Lease/Lease Guaranty Default occurs, Kmart is required, under the terms of the Bond Put Agreement, to cause notice thereof to be mailed to the Trustee. The obligations of the Trustee to give the notices required pursuant to Section 5.05(b) shall remain in effect so long as any Bonds remain outstanding. If a Lease/Lease Guaranty Default occurs and subsequent to such Lease/Lease Guaranty Default another Lease/Lease Guaranty Default occurs, then the Bondholder will again have the rights, and the Owner Trustee will again have the obligations, set forth in this Section.

                 (b) Within seven days after such Lease/Lease Guaranty Default, the Trustee will cause a notice to be mailed to the Bondholders and Kmart, which notice shall (1) state that a Lease/Lease Guaranty Default has occurred and the location of the Facility affected, (2) describe any action that caused such Lease/Lease Guaranty Default, and the date of the occurrence thereof, (3) set forth the Owner Trustee's offer to purchase Bonds as provided in paragraph (c) below, (4) state (i) the Settlement Date, (ii) the estimated Redemption Price, (iii) the manner in which the Redemption Price has been determined, (iv) the date by which the Bondholder has to provide notification to the Trustee of its election to tender Bonds, (v) the party to whom the Bondholder electing purchase shall surrender the Bonds on or before the Settlement Date, (vi) state that the Trustee elects to have Kmart purchase all or a portion of the Bonds on the Settlement Date, and (5) include the tender notification election form required to be delivered by electing Bondholders under
         Section 5.05 (c).

                 (c) In connection with the purchase of Bonds pursuant to this Section, each Bondholder electing to exercise the right to tender Bonds is required to deliver to the Trustee at least fifteen (15) days prior to the Settlement Date written notification of such Bondholder's election to tender Bonds up to the maximum set forth in Section 5.05(e), which notice shall also set forth the aggregate principal amount of Bonds to be tendered. Any notice delivered to the Trustee is irrevocable.

                 (d) In connection with the purchase of Bonds pursuant to this Section, the Bondholders who have elected to tender their Bonds shall be required to surrender, on or promptly after the Settlement Date, at the principal office of the Trustee, the principal amount of the Bonds set forth in the notice of Tender, provided that the Principal amount of Bonds to be tendered cannot exceed the amount established in Section 5.05(e). The Trustee shall hold the Bonds in trust for the benefit of the Bondholder electing to tender Bonds pursuant to this Section until payment in full of the

         Redemption Price to the Owner on the Settlement Date and shall then and thereupon authenticate and deliver in the name of Kmart, one or more new Subordinate Bonds, in exchange for the tendered Bonds, having the same maturity, the same interest rate and the same aggregate principal amount as the Bonds which were tendered.

                 (e) If a Lease/Lease Guaranty Default occurs with respect to a particular Facility, then the maximum portion of the principal amount of Outstanding Bonds which a Bondholder is entitled to Put is to be determined by multiplying the aggregate principal amount of the Bonds then Outstanding on the relevant Record Date by the Stipulated Fraction.

         Section 5.06.    Failure of Occupancy Mandatory Put.

                 (a) If a Failure of Occupancy occurs, each Bondholder of record on the relevant Record Date will be required to Put back to the Owner Trustee a portion of such Bondholder's Bonds for purchase (as more fully set forth in paragraph (d) below) on the Settlement Date, which for purposes of this section shall be the Business Day selected by the Trustee not earlier than thirty (30) nor later than forty-five
         (45) days after a Failure of Occupancy, at the Redemption Price. In the event of a Failure of Occupancy, Kmart is required, under the terms of the Bond Put Agreement, to cause notice thereof to be mailed to the Trustee. The obligations of the Trustee to give the notices required pursuant to this Section shall remain in effect so long as any Bonds remain outstanding.

                 (b) Within seven days after notice from Kmart of such Failure of Occupancy, the Trustee will cause a notice to be mailed to the Bondholders and Kmart, which notice shall (1) state that a Failure of Occupancy has occurred, (2) describe any action that caused such Failure of Occupancy, and the date of the occurrence thereof, (3) set forth the Owner Trustee's obligation to purchase a portion (as more fully set forth in paragraph (d) below) of the Bonds, (4) state (i) the Settlement Date, (ii) the estimated Redemption Price, (iii) the manner in which the Redemption Price has been determined, (iv) the party to whom the Bondholder shall surrender the Bonds on or before the Settlement Date, and (v) the Called Principal; and (5) state that the Bondholder is required to mandatorily tender a portion of his Bonds determined in accordance with paragraph (d) below for purchase on the Settlement Date.

                 (c) In connection with the mandatory purchase of the Bonds, pursuant to this Section 5.06, the Bondholder shall surrender, on or promptly after the Settlement Date, at the principal office of the Trustee the Bonds required to be Put, determined in accordance with paragraph (d) below. The Trustee shall hold the Bonds in trust for the benefit of the Bondholders required to put their Bonds pursuant to this Section until payment in full of the Redemption Price to the Owner on the Settlement Date and shall then and thereupon authenticate and deliver, in the name of Kmart, one or more new Subordinate Bonds in exchange for the Bonds having the same maturity, the same interest rate and the same aggregate principal amount as the Bonds which were tendered.

                 (d) If a Failure of Occupancy occurs, then the portion of the Bonds then Outstanding held which is required to be Put is to be determined by multiplying the aggregate principal amount of the Bonds then Outstanding on the relevant Record Date by the Stipulated Fraction.

         Section 5.07. Extraordinary Mandatory Redemption. The Bonds and the Subordinate Bonds shall be subject to Extraordinary Mandatory Redemption as follows (in each case at the Redemption Price for such Bonds and Subordinate Bonds which Redemption Price shall be paid to the Registered Owners of each Bond and Subordinate Bond as of the Record Date):

                 (a) if pursuant to Article 16 of any Lease (entitled "Damage to Demised Premises"), the Lessee terminates such Lease as a result of the damage or destruction to a Facility after December 29, 2015, in accordance with the terms thereof, the Owner Trustee shall redeem the Stipulated Fraction of the principal amount of all Bonds and Subordinate Bonds Outstanding on the relevant Record Date. The Owner Trustee shall provide prompt notice of such Extraordinary Mandatory Redemption to the Trustee who shall in turn notify the Registered Owners in order to redeem Bonds and Subordinate Bonds on the earliest Settlement Date permitted under Section 5.10; or

                 (b) if pursuant to Article 17 of any Lease (entitled "Eminent Domain"), the Lessee terminates such Lease as a result of the condemnation or taking of property in accordance with the terms thereof, the Owner Trustee shall redeem the Stipulated Fraction of the principal amount of all Bonds and Subordinate Bonds Outstanding on the Relevant Record Date, If a condemnation or taking occurs that does not result in the termination of the relevant Lease, the Owner Trustee shall redeem a principal amount of Bonds Outstanding on the relevant Record Date in respect of which the Redemption Price would equal the proceeds of such condemnation or taking. The Owner Trustee shall provide prompt notice of such Extraordinary Mandatory Redemption to the Trustee who shall in turn notify the Registered Owners in order to redeem Bonds on the earliest Settlement Date permitted under Section 5.10; or

                 (c) if at any time (i) the Owner Trustee does not have good and marketable indefeasible fee simple title with respect to any Facility, (ii) any Mortgage is not a valid, perfected mortgage lien with respect to the covered Facility, (iii) the Owner Trustee or the Trustee receives any other amount not otherwise referred to in this
         Article V relating to the damage, loss, destruction or failure of title with respect to any Facility, or (iv) the Owner Trustee or the Trustee receives (x) a final judgment (not subject to appeal or to which the time for appeal has expired) and a damage award, or (y) an amount under its title insurance policy, then the Owner Trustee shall provide notice of such Extraordinary Mandatory Redemption to the Trustee who shall in turn notify the Registered Owners in order to redeem the Stipulated Fraction of the principal amount of all Bonds and Subordinate Bonds Outstanding on the relevant Record Date.

         Section 5.08. Mandatory Sinking Fund Redemption for Bonds and Subordinate Bonds, if any.

                 (a) As and for a sinking fund for the mandatory sinking fund redemption of the Series A Bonds and the Series A Subordinate Bonds, if any, the Owner Trustee shall deposit or cause to be deposited in the Payment Account, on or before December 15, 1993, and on each December 15 to and including December 15, 1998, a sum which, together with other moneys available therefor in the Payment Account, is sufficient to redeem (after credit as provided below) the following aggregate principal amounts of Series A Bonds and the Series A Subordinate Bonds, if any, on the following sinking fund redemption dates:

Sinking Fun Redemption Date         Principal Amount
---------------------------         ----------------
December 15, 1993                      $1,834,000
December 15, 1994                       1,642,000
December 15, 1995                       1,745,000
December 15, 1996                       1,854,000
December 15, 1997                       1,969,000
December 15, 1998*                      2,093,000

------------------------
* Final Maturity.

                 (b) As and for a sinking fund for the mandatory sinking fund redemption of the Series B Bonds and the Series B Subordinate Bonds, if any, the Owner Trustee shall deposit or cause to be deposited in the Payment Account, on or before December 15, 1999, and on each December 15, to and including December 15, 2007, a sum which, together with other moneys available therefor in the Payment Account, is sufficient to redeem (after credit as provided below) the following aggregate principal amounts of Series B Bonds and the Series B Subordinate Bonds, if any, on the following sinking fund redemption dates:

Sinking Fun Redemption Date               Principal Amount
---------------------------               ----------------
December 15, 1999                              $2,223,000
December 15, 2000                               2,390,000
December 15, 2001                               2,569,000
December 15, 2002                               2,762,000
December 15, 2003                               2,969,000
December 15, 2004                               3,192,000
December 15, 2005                               3,431,000
December 15, 2006                               3,689,000
December 15, 2007*                              3,965,000

----------------------
*Final Maturity.

                 (c) As and for a sinking fund for the mandatory sinking fund redemption of the Series C Bonds and the Series C Subordinate Bonds, if any, the Owner Trustee shall deposit or cause to be deposited in the Payment Account, on or before December 15, 2008, and on each December 15, to and including December 15, 2011, a sum which, together with other moneys available therefor in the Payment Account, is sufficient to redeem (after credit as provided below) the following aggregate principal amounts of Series C Bonds and the Series C

Subordinate Bonds, if any, on the following sinking fund redemption dates:



Sinking Fund Redemption Date            Principal Amount
----------------------------            ----------------
December 15, 2008                           $4,262,000
December 15, 2009                            4,603,000
December 15, 2010                            4,972,000
December 15, 2011*                           5,369,000

-------------------------
* Final Maturity.

                 (d) As and for a sinking fund for the mandatory sinking fund redemption of the Series D Bonds and the Series D Subordinate Bonds, if any, the Owner Trustee shall deposit or cause to be deposited in the Payment Account, or before December 15, 2012 and on each December 15 to and including December 15, 2017, a sum which, together with other moneys available therefor in Payment Account, is sufficient to redeem (after credit as provided below) the following aggregate principal amounts of Series D Bonds and the Series D Subordinate Bonds, if any, on the following sinking fund redemption dates:


Sinking Fund Redemption Date                  Principal Amount
----------------------------                  ----------------
December 15, 2012                                $5,799,000
December 15, 2013                                 6,286,000
December 15, 2014                                 6,814,000
December 15, 2015                                 7,386,000
December 15, 2016                                 8,007,000
December 15, 2017*                                8,680,000


-----------------------
* Final Maturity.

                 (e) Subordinate Bonds executed and delivered in exchange for Bonds Put pursuant to Sections 5.05 and 5.06 shall have the same maturity, interest rate and principal amount as the Bonds which were put, however, such Subordinate Bonds will only be redeemed pursuant to this Section 5.08 if all sinking fund redemption payments theretofor required to have been made on the Bonds shall have been made currently in full to the Registered Owners of the Bonds.

         Section 5.09. Partial Redemption or Purchase. Any partial redemption, partial purchase or partial prepayment hereunder, other than at the option of the Owners, shall be effected pro rata
(i) among each Series of Bonds and each Series of Subordinate Bonds, based upon the aggregate stated principal amount of each Series of Bonds and each Series of Subordinate Bonds, respectively, and (ii) among the Registered Owners of Bonds of a particular Series and Subordinate Bonds of a particular Series, based upon the aggregate stated principal amount of Bonds and Subordinate Bonds, respectively, of such Series owned by each Registered Owner. Any partial redemption or partial prepayment of any Bonds and Subordinate Bonds pursuant to this Article V shall be applied in satisfaction of required prepayments or payments of principal on the Bonds of each Series in inverse order of their scheduled due dates. All payments to Subordinate Bondowners are subject to the provisions of Sections 2.10 and 2.11.

         Section 5.10. Notice of Redemption. The Trustee shall give notice of any redemption or repurchase pursuant to Article V by sending such notice by first class mail, postage prepaid, not less than 30 days prior to the date fixed as the Settlement Date. All notices of redemption or repurchase shall be given to all Registered Owners of Bonds and Subordinate Bonds to be redeemed or purchased in whole or in part at the address shown on the registration books maintained by the Trustee as of the applicable Record Date in the manner provided in Section 13.04. With regard to Registered Owners holding an aggregate principal amount of $l0,000,000 or more of Bonds or Subordinate Bonds, telephonic notice must also be given by the Trustee. Such notice shall state the Settlement Date, the Redemption Price, and, if less than all of the Bonds and Subordinate Bonds Outstanding are to be redeemed or repurchased, the percentage of Bonds and Subordinate Bonds Outstanding to be redeemed or repurchased. All Bonds and Subordinate Bonds so called for redemption or repurchase will cease to accrue interest on the specified Settlement Date; provided that immediately available funds for their redemption or repurchase are on deposit at the principal corporate trust office of the Trustee at that time.

         If any Bondholder receiving notice of mandatory purchase pursuant to
Section 5.06 hereof or electing to tender pursuant to Sections 5.04 or 5.05 does not tender the Bonds for which such Bondholder has received notice of purchase or delivered notice of tender on the Settlement Date and for which there has been irrevocably deposited in trust with the Trustee an amount sufficient to pay the Redemption Price of the untendered bonds, then such Bonds shall be deemed to have been tendered to the Trustee. IN THE EVENT OF A FAILURE BY ANY REGISTERED OWNER TO TENDER BONDS, ON THE SETTLEMENT

DATE, SAID REGISTERED OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE SUBSEQUENT TO THE SETTLEMENT DATE) OTHER THAN THE REDEMPTION PRICE FOR SUCH UNTENDERED CALLED PRINCIPAL OF BONDS, AND ANy UNTENDERED CALLED PRINCIPAL OF BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE REDEMPTION PRICE THEREFOR.

         Section 5.11. Payment Upon Redemption. Prior to each Settlement Date, the Owner Trustee shall deposit or cause to have deposited with the Trustee in the mariner required by this Indenture from the sources referred to herein amounts together with all other funds in the Payment Account or the Subordinate Bond Payment Account, as the case may be, sufficient for such purpose and the Trustee shall make provisions for the making of payments on the Bonds or the Subordinate Bonds to be redeemed or repurchased or prepaid on such date by setting aside and holding such amounts in trust.

                                   ARTICLE VI

                                   DEFEASANCE

         If the Owner Trustee shall cause to be paid in full, to the Registered Owners of the Bonds and the Subordinate Bonds, the Bond obligations due or to become due thereon at the times and in the manner stipulated therein and herein, and if the Owner Trustee shall keep, perform and observe all and singular the covenants and promises in the Bonds and the Subordinate Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, and shall cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof, then on such date as is 91 days following such date of payment in full and so long as no Event of Default of the type set forth in Section 7.01(h) shall have occurred during such 91-day period (an "Intervening Bankruptcy") (or immediately upon such payment in full if an opinion of nationally recognized bankruptcy counsel which counsel and opinion shall be acceptable to Trustee and the Bondholders in their sole discretion, is provided concluding that no claim of a preference will be successfully honored against the Owner Trustee or the Bondholders under the Bankruptcy Code U.S.C. Title 11), this Indenture and the Lien, rights and interest created hereby shall cease, terminate and become null and void (except as to any surviving rights of payment, registration, transfer or exchange of Bonds and the Subordinate Bonds herein provided for). In such event the Trustee upon written request of the Owner Trustee shall cancel and discharge this Indenture, and execute and deliver to the Owner Trustee such instruments in writing as shall be reqested by the Owner Trustee and requisite to discharge this Indenture, and release, assign and deliver unto the Owner Trustee any and all the estate, right, title and interest in and to any and all rights assigned or pledged to the Trustee or otherwise subject to this Indenture, except amounts in the Revenue Account required to be paid to the Owner Trustee pursuant to clause seventh of Section 3.05(a) under Article III hereof and except moneys or securities held by the Trustee for the payment of the Bond Obligations; provided, however, that notwithstanding anything to the contrary contained in this Indenture, in the event that all or any portion of the Bond Payments theretofore made are rescinded or recovered, directly or indirectly, whether by the Owner Trustee, Trustee, any Lessee, Kmart or any other Person from any Bondowner, the Trustee or any predecessor or successor in interest to either, as a preference, fraudulent transfer or otherwise, all such Bond Payments which are so rescinded or recovered shall constitute Bond Obligations which, along with this Indenture and the other Company Financing Documents, and the rights, preferences, privileges and security evidenced hereby and thereby, shall be reinstated and continue and remain in full force and effect until the payment in full of such Bond Obligations.

         Except as provided below, and subject to the proviso contained in the preceding paragraph, all Bonds and the Subordinate Bonds shall be deemed to be paid within the meaning of this Indenture when (a) payment of the principal, Make-Whole Premium, if any, and interest on such Bonds and the Subordinate Bonds to the due date thereof (whether such due date is by reason of maturity or upon redemption or other payment in full as provided herein) either (i) shall have been made or caused to be made in accordance with the terms hereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee in trust and the Trustee irrevocably setting aside exclusively for such payment or payments, as appropriate, (1) immediately available funds sufficient to make such payment and/or (2) non-callable Eligible Investments issued by (and backed by the full faith and credit of) the United States, United States Treasury bills, notes and bonds, as traded on the open market and/or zero coupon United States Treasury Bonds ("Defeasance Obligations") maturing as to principal and interest in such amount and at such time as will insure the availability of sufficient moneys to make such payment or payments, as appropriate, without any assumption as to reinvestment of any securities which may mature prior to the date on which all Registered Owners are to be paid in full (further substitutions of securities shall not be permitted),

(b) all necessary and proper fees, compensation and expenses and all advances, made pursuant to the Company Financing Documennts, of the Trustee pertaining to any such deposit or otherwise shall have been paid or the payment thereof provided for to the satisfaction of the Trustee, and (c) all existing claims arising with respect to the hazardous material indemnity contained in the Leases have been satisfied and the Trustee has determined that no additional claims exist or are reasonably anticipated. On the 91st day and so long as no Intervening Bankruptcy shall have accrued (or immediately upon such payment in full if an opinion of nationally recognized bankruptcy counsel which counsel and opinion shall be acceptable to Trustee and the Bondholders in their sole discretion, is provided concluding that no claim of a preference will be successfully honored against the Owner Trustee or the Bondholders under the Bankruptcy Code U.S.C. Title 11) shall have occurred after such date the Bonds and the Subordinate Bonds shall be deemed to be paid hereunder, as aforesaid, and such Bonds and the Subordinate Bonds shall no longer be secured by or entitled to the benefits of this Indenture (other than pursuant to Sections
2.05 and 2.06), except for. the purposes of any such payment from such moneys or Defeasance Obligations.

         Notwithstanding the foregoing paragraph, no deposit under clause
(a)(ii) of the immediately preceding paragraph shall be deemed a payment of the Bonds and the Subordinate Bonds as aforesaid until: (A)(1) proper notice of redemption of the Bonds and the Subordinate Bonds shall have been previously given in accordance with Article V, or (2) the Owner Trustee shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Registered Owners of the Bonds and the Subordinate Bonds in substantially the same manner as provided in Article V, that the deposit required by clause (a)(ii) of the immediately preceding paragraph has been made with the Trustee and that the Bonds and the Subordinate Bonds are deemed to have been paid in accordance with this Article and stating the maturity or Settlement Date upon which moneys are to be available for the payment of the principal of, Make-Whole Premium, if any, and interest on the Bonds and the Subordinate Bonds; provided that notwithstanding clauses (A)(1) or (2), interest shall continue to accrue until the earlier of (A) the Settlement Date or (B) the maturity of the Bonds and the Subordinate Bonds.

         Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Article, all moneys or Defeasance Obligations set aside and held in trust pursuant to the provisions of this Article for the payment of Bonds and the Subordinate Bonds (including the Redemption Price, if applicable) shall be applied to and used solely for the payment of the particular Bonds and the Subordinate Bonds (including the Redemption Price, if applicable) with respect to which such moneys and Defeasance Obligations have been so set aside in trust.

         Notwithstanding anything in Article X to the contrary, if moneys or Defeasance Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of Bonds and the Subordinate Bonds (including the Redemption Price if applicable) and such payment shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the Registered Owner of each of the Bonds and the Subordinate Bonds affected thereby.

         Notwithstanding anything in this Article VI to the contrary, the Bonds and the Subordinate Bonds shall not be defeased hereunder unless the Trustee shall first have received (a) an Opinion of Counsel satisfactory to the Trustee to the effect that (i) the Bonds and the Subordinate Bonds upon such defeasance in accordance with the terms hereof shall not be required to be registered under the Securities Act, (ii) the creation of the defeasance trust contemplated hereby will not violate the Investment Company Act Of 1940, as amended, (iii) after the passage of ninety-one (91) days (or immediately if an opinion of nationally recognized bankruptcy counsel, which counsel and opinion shall be acceptable to the Trustee and the Bondholders in their sole discretion, is provided concluding that no claim of a preference will be successfully honored against the Owner Trustee or the Bondholders under the Bankruptcy Code U.S.C. Title 11) following the deposit thereof the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; provided that if a court were to rule under any such law in any case or proceeding that the trust funds remain property of the Owner Trustee no opinion need be given as to the effect of such laws or the trust funds except the following (x) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Bondowners, the Trustee will hold, for the benefit of the Bondowners, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (y) the Bondowners will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used and (z) no property, rights of property or other interests granted to the Trustee or the Bondowners in exchange for or with respect to any such trust funds will be subject to any prior rights of any Person; (iv) the trust funds will not be subject to any rights of any other Person except fees and expenses payable to the Trustee hereunder, and (v) a calculation from an independent certified public accountant acceptable to the Trustee and the Bondholders, verifying that the moneys and Defeasance Obligations deposited hereunder have scheduled cash flows in sufficient amounts so as to pay when due all Bond Payments relating to the Bonds and the Subordinate Bonds.

         Upon a full and complete defeasance of the Bonds and the Subordinate Bonds in accordance with provisions of this Article VI and receipt by the Trustee and the Bondholders of an opinion of Counsel to the effect that all conditions to the defeasance are satisfied, the Trustee is authorized to release its interests in and to the Mortgages and other security it may have under provisions of this Indenture (save and except for any and all moneys, Defeasance Obligations or other security being held by the Trustee for payment of the Bonds and the Subordinate Bonds in connection with such defeasance).

                                  ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

         Section 7.01. Events of Default. If any one of the following events occurs, it is hereby declared to constitute an "Event of Default":

                 (a) Default in the due and punctual payment of interest on any Bond (or on any Subordinate Bond, but only if there are no Outstanding Bonds);

                 (b) Default in the due and punctual payment of principal or premium of any Bond (or on any Subordinate Bond, but only if there are no Outstanding Bonds), whether at the stated maturity thereof, or upon the acceleration thereof or other proceedings for the full or partial redemption or repurchase thereof, whether at the option of the Owner Trustee, the Trustee or any Owner;

                 (c) Default (i) under the Bond Put Agreement or (ii) in the due and punctual payment of any amount under (x) any of the Leases (provided that with respect to any Lease that is the subject of a Lease Guaranty, no Event of Default shall be deemed to occur under this

         Section 7.01(c)(ii)(x) if such amount is paid under the Lease Guaranty within the applicable period of grace, if any, set forth in such Lease) or (y) any Lease Guaranty;

                 (d)      Termination of any Lease for any reason;

                 (e) Default (other than a default of the type referred to in Sections 7.01(c) or (d)) in the performance or observance of any covenant, contract or provision contained in a Lease, a Mortgage or other Real Estate Transfer Document on the part of the Owner Trustee or any other party thereto, and such default shall continue beyond the applicable period of grace, if any;

                 (f) Default (other than a default of the type referred to in Sections 7.01(a), (b), (c), (d) or (e)) in the performance or observance of any covenant, contract or provision contained herein or in any other Company Financing Document on the part of the Owner Trustee or any other party thereto (other than the Owners), and such default shall continue beyond the applicable period of grace, if any;

                 (g) Any of the Company Financing Documents or any provision thereof shall cease to be a legal, valid and binding agreement enforceable against any party thereto in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective liens, security interest, rights, titles, interest, remedies, powers or privileges intended to be created thereby;

                 (h) If the Owner Trustee, on behalf of the Trust Estate or the Trust, shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of its creditors, or any proceedings, whether voluntary or involuntary, shall be instituted by or against such Person seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it, or such Person shall take any action to authorize any event described in this clause (h);

                 (i) Any representation or warranty by the Owner Trustee or any other party (other than Owners) in this indenture, the Mortgages or the Leases or any other Company Financing Documents shall prove to have been false, incorrect or misleading in any material respect as of the date made;

                 (j) A final judgment or decree for monetary damages or a monetary fine or penalty (not subject to appeal or as to which the time for appeal has expired) is entered against the Owner Trustee or the Trust Estate by any Person or governmental authority, which together with the aggregate amount of all other such judgments and decrees against the Owner Trustee or the Trust Estate that remain unpaid or that have not been discharged or stayed, exceeds Fifty Thousand Dollars ($50,000), is not paid and discharged or stayed within thirty (30) days after the entry thereof;

                 (k) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of the Trust created under the Trust Agreement, whether or not pursuant to the terms of the Trust Agreement, and such action or proceeding is not dismissed with prejudice within sixty (60) days of the filing or institution thereof; or

                 (l) Legal process to attach, seize or levy upon all or any part of any Facility is commenced, and such process is not quashed, stayed or released within twenty (20) days of the date thereof or, if earlier, 5 days prior to any sale of such Facility.

         Section 7.02. Acceleration. Subject to Sections 7.11 and 7.12, during the continuation of an Event of Default as described in subsections (a) or (b) or (c)(i) (if, in the case of subsection (c)(i), such Event of Default related to a default under the Bond Put Agreement with respect to a Ratings Decline) of Section 7.01, the Trustee may at any time and the Trustee shall, upon the written request of Registered Owners of Outstanding Bonds representing 15% of the principal amount of all Outstanding Bonds (or if no Bonds are Outstanding hereunder at such time then upon the written request of Required Subordinate Bondowners) by notice in writing delivered to the Owner Trustee, declare the principal of all Outstanding Bonds and Subordinate Bonds and the interest accrued thereon and all other amounts payable in respect thereof, to be immediately due and payable. Thereupon the Owners of the Bonds shall be paid the Make-Whole Premium, plus accrued interest to the date of payment with respect to the Bonds, and the Bonds shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Bonds to the contrary notwithstanding. Following the indefeasible payment in full of all amounts under the preceding sentence, the principal of the Subordinate Bonds thereby coming due and the interest accrued to the date of payment shall without further action become and be immediately due and payable, anything in this Indenture or in the Subordinate Bonds to the contrary notwithstanding.

         Subject to Sections 7.11 and 7.12 hereof, during the continuation of an Event of Default as described in subsections (c) (other than Subsection
(c)(i) in the case referred to in the preceding paragraph) through (e) of
Section 7.01, the Trustee may at any time and the Trustee shall upon the written request of the Required Bondowners (or If no Bonds are Outstanding hereunder at such time then upon the written request of the Required Subordinate Bondowners) by notice in writing delivered to the Owner Trustee, declare the principal amount of Outstanding Bonds and Subordinate Bonds, equal to the Stipulated Fraction of the principal amount of Bonds and Subordinate Bonds Outstanding on the date of declaration, and the interest accrued thereon and all other amounts payable in respect thereof and premium, to be immediately due and payable. Thereupon the Owners of the Bonds shall be paid the Make-Whole Premium plus accrued interest to the date of payment with respect to such Bonds, and such Bonds shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Bonds to the contrary notwithstanding. Following the indefeasible payment in full of all amounts under the preceding sentence, the principal of the Subordinate Bonds thereby coming due and the interest accrued to the date of payment shall without further action become and be immediately due and payable, anything in this Indenture or in the Subordinate Bonds to the contrary notwithstanding. Notwithstanding the acceleration provided for in this paragraph, if the event which causes the Event of Default described in (c)(ii)(x) or (c)(ii)(y) of
Section 7.01 is an event in respect of which Bondholders elect to Put Bonds under Section 5.05 or are required to tender Bonds under Section 5.06, then such acceleration shall not occur until thirty-one (31) days after the notice to Kmart of the election to exercise the right to Put Bonds in accordance with Sections 5.05 or of the Failure of Occupancy in the case of Section 5.06 hereof, and then only if prior to the end of such 31-day period the Bondholders have not been paid the amounts required under Section 5.05 or Section 5.06 hereof; provided that the foregoing shall not impair any other rights or remedies provided to the Bondholders in this Section 7.02.

         Notwithstanding the above, the Trustee shall not be charged with knowledge of an Event of Default described in subsections (e) through (l) of
Section 7.01 unless it receives notice, as set forth in Section 13.04, from the Owner Trustee, Kmart, the Lessee or a Bondowner.

         During the continuation of an Event of Default as described in subsections (f), (g), (i), (i) and (l) of Section 7.01, the Trustee may with the consent of the Required Bondowners (or if no Bonds are Outstanding hereunder at such time then with the consent of the Required Subordinate Bondowners) by notice in writing delivered to the Owner Trustee, declare the principal of all Outstanding Bonds or Subordinate Bonds and the interest accrued thereon, and all other amounts payable in respect thereof, to be immediately due and payable. Thereupon the Owners of the Bonds shall be paid the Make-Whole Premium plus accrued interest to the date of payment with respect to such Bonds, and such Bonds shall, without further action, become and be immediately due and payable, anything in this Indenture or the Bonds to the contrary notwithstanding. Following the indefeasible payment in full of all amounts under the preceding sentence, the principal of the Subordinate Bonds thereby coming due and the interest accrued to the date of payment shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Subordinate Bonds to the contrary notwithstanding.

         Upon the occurrence of an Event of Default as described in subsections
(h) or (k) of Section 7.01, the principal of all Outstanding Bonds and Subordinate Bonds and the interest accrued thereon and all other amounts payable in respect thereof, shall be and become immediately due and payable. Thereupon, the Owners of the Bonds shall be paid the Make-Whole Premium plus accrued interest to the date of payment with respect to such Bonds, and such Bonds shall, without further action, become and be immediately due and payable, anything in this Indenture or the Bonds to the contrary notwithstanding. Following the indefeasible payment in full of all amounts under the preceding sentence, the principal of the Subordinate Bonds thereby coming due and the interest accrued to the date of payment shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Subordinate Bonds to the contrary notwithstanding.

         Section 7.03. Rights and Remedies of Trustee. If any Event of Default occurs and is continuing, then the Trustee, for the equal and proportional benefit of the Registered Owners, except as otherwise provided in
Section 2.10 and

Section 2.11, and subject to Sections 7.11 and 7.12, shall enforce its rights as may be available to it hereunder or otherwise. In addition, the Trustee shall be entitled to take any action, whether at law or in equity, including acceleration, as it may deem necessary to enforce any covenant of the Owner Trustee which is contained herein, after notice and expiration of the cure period associated with such Event of Default it being recognized by the parties hereto that each covenant of the Owner Trustee as contained herein is for the benefit of the Registered Owners of the Bonds and the Subordinate Bonds.

         Section 7.04. Trustee May Enforce Claims Without Possession of Bonds. Subject to Section 7.03, subsequent to an Event of Default, all rights of action and claims under this Indenture by the Trustee on behalf of the Registered Owners may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the Subordinate Bonds or the production thereof (unless otherwise required by law) in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the benefit of the Registered Owners in respect of which such judgment has been recovered.

         Section 7.05. Application of Money Collected. Any money collected by the Trustee pursuant to this Article VII shall be applied promptly in the following order unless and until this Indenture shall be terminated in accordance with its terms and the funds or other property comprising the Trust Estate distributed to the Registered Owners as provided in Article III:

                 FIRST, To the payment of amounts due the Trustee under Section 8.08(c);

                 SECOND, To the payment of the Bonds in the following manner:

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

                 All such moneys shall be applied pro rata (i) among each Series of Bonds, based upon the aggregate Principal amount of Bonds of such Series then Outstanding and (ii) among the Registered Owners of Bonds of a particular Series, based upon the aggregate principal amount of Bonds of such Series then Outstanding owned by each Registered Owner:

                          FIRST--To the payment to the Persons entitled thereto
                 of all interest accrued to such date of distribution on the Bonds, in the inverse order of the maturity of such interest; and

                          SECOND--To the payment to the Persons entitled
                 thereto of the unpaid principal of any of the Bonds which shall have become due, together with such other amounts which would make the aggregate amount distributed to each Owner equal to the Make-Whole Premium thereon plus the accrued interest provided for in the immediately preceding clause FIRST, other than Bonds matured or called for redemption for the payment of which sufficient moneys are already held pursuant to the provisions of this Indenture, in the inverse order of their due dates, with interest on such Bonds from the respective dates upon which they became due at the rate provided herein;

                 THIRD--To the payment of the Subordinate Bonds in the following manner:

                 All such moneys shall be applied pro rata (i) among each Series of Subordinate Bonds, based upon the aggregate principal of Subordinate Bonds of such Series then Outstanding and (ii) among the Registered Owners of Subordinate Bonds of a particular Series, based upon the aggregate principal amount of Subordinate Bonds of such Series then outstanding owned by each Registered Owner:

                          FIRST--To the payment to the Persons entitled thereto
                 of all interest accrued to such date of distribution on the Subordinate Bonds, in the inverse order of the maturity of such interest; and

                          SECOND--To the payment to the Persons entitled
                 thereto of the unpaid principal of any of the Subordinate Bonds which shall have become due, other than Subordinate Bonds matured or called for redemption for the payment of which sufficient moneys are already held pursuant to the provisions of this Indenture, in the inverse order of their due dates, with interest on such Subordinate Bonds from the respective dates upon which they became due at the rate provided herein;

                 FOURTH, To the payment of any other Bond Obligations;

                 FIFTH, To the payment of any other amounts required to be paid to or on behalf of the Registered Owners under any Company Financing Documents; and

                 SIXTH, Any surplus amount to the Owner Trustee.

         The Trustee shall give notice of the availability of such moneys and shall apply such moneys, in accordance with provisions of this Indenture.

         Section 7.06. Limitation on Registered Owners' Right to Institute Proceedings. Except as otherwise provided herein, no Registered Owner, in its capacity as such, shall have any right to institute any suit, action or proceeding in equity or at law for the execution of any trust or power hereunder, or any other remedy hereunder or on the Bonds or Subordinate Bonds, unless (i) such Registered Owner previously shall have given to the Trustee written notice of an Event of Default as hereinabove provided, (ii) Registered Owners of Outstanding Bonds representing not less than 15% of the principal amount of Outstanding Bonds shall have made written request of the Trustee to such effect (or if no Bonds are Outstanding hereunder at such time then upon the written request of 15% of the Outstanding Subordinate Bonds), after the right to institute said suit, action or proceeding shall have accrued, and shall have afforded the Trustee a reasonable opportunity to proceed to institute the same in either its or their name and the Trustee shall not have complied with such request within a reasonable time, and (iii) there shall have been offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities to be incurred therein or thereby; and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to the institution of said suit, action or proceeding; it being understood and intended that no one or more of the Registered Owners shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the security of this Indenture, or to enforce any right hereunder or under the Bonds and the Subordinate Bonds, except in the manner herein provided, and that all suits, actions and proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and proportional benefit of all Registered Owners taking into account the priority of payment given to the Owners of the Bonds as provided in Sections 2.10 and 2.11 hereof.

         Notwithstanding any provision in this Indenture to the contrary, if Kmart or any Affiliate thereof owns any Outstanding Bonds or Subordinate Bonds, as an Owner of such Bonds or Subordinate Bonds, it shall not be allowed to initiate any suit, action or proceeding in equity or at law for the execution of any trust or power hereunder if Kmart or any Affiliate thereof is presently in default under any Company Financing Documents.

         Section 7.07. Rights of Owners to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Registered Owner to receive Bond Payments, on or after the respective due dates expressed in this Indenture, the Bonds and the Subordinate Bonds, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Registered Owner.

         Section 7.08. Restoration of Rights and Remedies. If the Trustee or the Registered Owners have instituted any proceeding to enforce any right or remedy under this Indenture, and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Owner Trustee, the Trustee and the Registered Owners shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Owner Trustee, the Trustee and the Registered Owners shall, subject to any determination in such proceeding, continue as though no such proceeding had been instituted.

         Section 7.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Registered Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.



       Section 7.10, Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Registered Owner to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given hereunder or by law to the Trustee or to the Registered Owners may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Registered owners, as the case may be.



       Section 7.11. Control by Registered Owners. In the event an Event of Default exists hereunder, unless the Registered Owners of a lower percentage of principal amount is provided for, the Required Bondowners (or if no Bonds are outstanding hereunder at such time, then upon the Required Subordinate Bondowners) at the time of the giving of direction shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to exercising any trust or power conferred on the Trustee with respect thereto; provided that:



             (a) such direction shall not be in conflict with any applicable law or with this Indenture, and



             (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.



       Section 7.12. Waiver of Past Defaults. Unless the Registered Owners of a lower percentage or principal amount is provided for, the Required Bondowners (or if no Bonds are outstanding hereunder at such time, then the Required Subordinate Bondowners) may waive a past Event of Default. Upon such waiver, the Event of Default will be deemed to have been cured for every purpose of this Indenture, but no such waiver will extend to any subsequent or other Event of Default or impair any right consequent thereon.



       Section 7.13. Undertaking for Costs. The Owner Trustee shall pay all costs and expenses (including attorneys' fees and expenses) incurred by the Trustee and the Bondowners in connection with any default under this Indenture.

                                  ARTICLE VIII

                            THE TRUSTEE; THE COMPANY

Section 8.01.  Certain Duties and  Responsibilities

     (a) The Trustee is entering into this Indenture solely as trustee under this Indenture, and not in its individual capacity.



           (i) Prior to an Event of Default, the Trustee shall perform only those duties as are specifically set forth in this Indenture, and no implied covenants or obligations of the Trustee shall be read into this Indenture; and



          (ii) in the absence of negligence, willful misconduct or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed herein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that the Trustee shall examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.



     (b) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.



     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:



           (i) this Section 8.01(c) shall not be construed to limit the effect of Section 8.01(a);



          (ii) the Trustee shall not be liable for any error of judgment made in good faith by an authorized officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;


         (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction received by it pursuant to Section 7.11; and



                (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers; provided that nothing in this Section 8.01(c)(iv) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture.



           (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of Sections 8.01(a), (b), (c) and (e).




           (e) Whether before or after an Event of Default, the rights, powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Registered Owners and the rights of Registered Owners shall continue to be governed by the terms of this Indenture.



           (f) The recitals, statements and representations by the Company contained in this Indenture, the Mortgages, in the Bonds or the Subordinate Bonds shall be taken and construed as made by and on the part of the Owner Trustee, and not by the Trustee and the Trustee does not assume, and shall not have, any responsibility or obligations for the correctness of any thereof.



           (g) The Trustee makes no representation or warranty, express or implied, as to the title, value, design, compliance with specifications or legal requirements, quality, durability, operation, condition, merchantability or fitness for any particular purpose or fitness for the use contemplated by the Owner Trustee of the Facilities. In no event shall the Trustee be liable for incidental, indirect, special or consequential damages in connection with or arising from this Indenture or any other documents for the existence, furnishing or use of the Facilities.



     Section 8.02. Maintenance of Office or Agency; Paying Agent. The Trustee will maintain a corporate trust office where the Bonds and the Subordinate Bonds may be presented or surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trustee in respect of the Bonds and the Subordinate Bonds and this Indenture may be served. The Trustee will give prompt written notice to each Registered Owner and the Owner Trustee of the location, and any change in the location, of such office or agency.

        The Trustee also may, from time to time, designate, in addition to its corporate trust office, one or more other offices or agencies; provided, however, that no such designation shall in any manner relieve the Trustee of its obligation to maintain a corporate trust office for the purposes set forth in the preceding paragraph.


        Whenever a Paying Agent is appointed in addition to the Trustee to act in such capacity, on or before the Business Day next preceding each Payment Date, the Trustee will deposit with such Paying Agent an aggregate sum sufficient to make the Bond Payments then becoming due (but only to the extent funds are then available for such purpose), such sum to be held in trust for the benefit of the Registered Owners entitled thereto.



        Any Paying Agent shall be appointed by the Owner Trustee with the consent of the Trustee and shall meet the qualification and eligibility standards for successor trustees set forth in Section 8.10. The Owner Trustee will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and, in its capacity as Paying Agent, Trustee so agrees), subject to the provisions of this Section 8.02, that such Paying Agent will:


              (a)     hold all sums held by it for the payment of Bond
        Payments in trust for the benefit of the Registered Owners entitled thereto until such sums shall be paid to such Persons and pay such sums to such Registered Owners as herein provided; and



              (b) if it is no longer eligible to be a Paying Agent hereunder, it will immediately resign as Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Bond Payments to the Registered Owners.


        When there shall be a Paying Agent that is not also the Bond Registrar, the Trustee shall furnish, or cause the Bond Registrar to furnish, to such Paying Agent on each Record Date for such Bonds a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Registered Owners.

        Section 8.03. Neither Indenture Trustee nor Owner Trustee May Become Registered Owner of a Bond or Subordinate Bond Notwithstanding any provision to the contrary herein or in any other company Financing Documents, neither Owner Trustee, as trustee or in its individual capacity, nor the Trustee (except in a fiduciary capacity) may become a Registered Owner of any Bond or Subordinate Bond.



        Section 8.04. Performance of Obligations. The Trustee shall not take any action, or permit any action to be taken by others of which it has actual knowledge, which would release any Person from any of its covenants or obligations hereunder or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any instrument, except as expressly provided in this Indenture.



        Section 8.05. Certain Liens. Trustee, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under this Indenture), will promptly take such action as may be necessary duly to discharge all Liens on any part of the Trust Estate which result from claims against it, as trustee hereunder or in its individual capacity, or any of its Affiliates, arising out of events or conditions not related to its interest in any Facility or the administration of the Trust Estate.



        Section 8.06. Certain Rights of Trustee. Except as otherwise provided in Section 8.01:



              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;



              (b) any request or direction of the Owner Trustee mentioned herein shall be sufficiently evidenced by a certificate of a duly authorized officer of the Owner Trustee confirming that such request or direction has been duly authorized and is being given in conformity to the applicable provisions of this Indenture which shall be set out therein;



              (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed may, in the absence of bad faith on its part, rely upon a certificate of an authorized representative of the Owner Trustee;



        (d) the Trustee may consult with Counsel and the written advice of such Counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. Such written advice or Opinion of Counsel shall also be addressed to the Owner Trustee and made available for the Owner Trustee's and Bondowners' inspection;



        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Registered Owners pursuant to this Indenture, unless such Registered Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;



         (f) except as limited herein, the Trustee is under certain fiduciary duties to pursue remedies in the best interest of the Bondowners; therefore, the Trustee may not be obligated to take possession of, foreclose or otherwise take title to the Mortgaged Estate of any Facility, if in its reasonable judgment, the Trustee determines that such possession, foreclosure or taking of title would be adverse to Bondowners. In such a situation, the Trustee shall request that the Owner Trustee provide to the Trustee, at the Owner Trustee's expense, a phase I environmental assessment or similar assurances acceptable to the Trustee. If the Owner Trustee fails to cause such assessment or such assurances, then the Trustee may, but shall not be obligated to, cause such audit or audits to be performed and the cost thereof shall become a recourse obligation of the Owner Trustee, but not against the Owner Trustee in its individual capacity;



         (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other proper document believed by it to be genuine, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, at the Owner Trustee's expense, to examine the books, records and premises of the Owner Trustee, personally or by agent or attorney; and



         (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or receivers and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney or receiver appointed with due care by it hereunder.



     Section 8.07. Money Held in Trust. Money held by the Trustee in trust hereunder shall be segregated from other funds.



     Section 8.08.  Compensation and Reimbursement.

          (a) The Owner Trustee agrees to pay the Trustee from time to time its Administrative Expenses (which compensation shall be limited by the provisions set forth in the definition of Administrative Expenses) and its Extraordinary Expenses (which compensation shall not be limited by any provision of law in regard to compensation of the Trustee of an express trust).


          (b) The Owner Trustee agrees to indemnify the Trustee, Bond Registrar and Paying Agent and their agents for, and to hold them harmless against, any loss, liability or expense incurred without willful misconduct or bad faith on their part arising out of, or in connection with, the acceptance or administration of the Trust Estate, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any other powers or duties hereunder. Such indemnity shall survive the termination, discharge or payment of the Indenture and the Bonds. Notwithstanding the above, the Owner Trustee may, but shall not be obligated to, defend the Trustee with counsel of Owner Trustee's choice and acceptable to the Trustee. The Trustee shall give the Owner Trustee timely notice (in a mariner set forth in Section 13.04) if any claim initiated against the Trustee as such claim arises out of, or in connection with, the acceptance or administration of the Trust Estate; provided that Trustee's failure to give such notice shall not reduce Owner Trustee's obligation hereunder.

         (c) Upon the occurrence of an Event of Default and during its continuance, the Trustee and any other Paying Agent shall have a prior claim and Lien upon any moneys derived from the exercise of any remedies hereunder for its fees, expenses, disbursements and advances prior to the deposit thereof in the Revenue Fund.



         (d) Nothing in this Section 8.08 shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture.



     Section 8.09. Eligibility. Any successor Trustee hereunder shall satisfy the requirements of Section 8.10. The Trustee shall have the legal power to exercise all of the rights, powers and privileges as contemplated hereunder.



     Section 8.10. Corporate Trustee; Trustee's Capital and Surplus. There shall at all times be a Trustee hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or of any state or the District of Columbia, and with an office in New York City, authorized under such laws to exercise corporate trust powers, subject to supervision and examination of federal or state authority and having an office within the United States of America. The Trustee shall at all times have a combined capital and surplus of at least $50,000,000. Any successor Trustee shall at all times have a combined capital and surplus of at least
$l00,000,000. If the then Trustee publishes annual reports of condition, its combined capital and surplus for purposes of this Section 8.10 shall be as set forth in the latest such report. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.10, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII. Any Paying Agent also shall meet the requirements of this
Section 8.10.



     Section 8.11.  Resignation and Removal; Appointment of Successor.



         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee has been complied with.

         (b) The Trustee may resign at any time by giving written notice thereof to the Owner Trustee, effective upon the designation and acceptance of a successor

     Trustee. For purposes of this subsection only, the Owner Trustee, subject to Section 8.09, has the sole and absolute discretion in designation of a successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 180 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.



         (c) The Trustee may be removed and replaced at any time during the continuance of any Event of Default by the Required Bondowners (or if no Bonds are Outstanding, then the Required Subordinate Bondowners) with notice thereof delivered to the Trustee and the Owner Trustee.



         (d) If at any time: (i) the Trustee shall cease to be eligible under Section 8.09, or (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Required Bondholders may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.



         (e) Except as otherwise provided herein, if the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Required Bondholders shall appoint a successor Trustee. If no successor Trustee shall have been appointed and shall have accepted appointment in the manner hereinabove provided on or before thirty (30) days after such resignation, removal, incapacity or vacancy, any Registered Owner who has been a bona fide Registered Owner for at least six months may, on behalf of himself and all others similarly situated, can petition any court of competent jurisdiction for the appointment of a successor Trustee.



         (f) Upon the substitution of a successor Trustee, Registered Owners shall promptly be notified by such successor Trustee of its appointment as Trustee under this Indenture.



     Section 8.12. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Owner Trustee and the retiring

Trustee an instrument accepting such appointment and shall take all other action necessary to succeed to the rights of the retiring Trustee and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Owner Trustee or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its Lien, if any, provided for in Section 8.08.



     No successor Trustee shall accept its appointment unless, at the time of such acceptance, such successor Trustee shall be qualified and eligible under this Article VIII.



     Section 8.13. Merger, Conversion, Consolidation or Succession to Business of Trustee.



         (a) Subject to Section 8.13(b), the Trustee will keep in full effect its existence, rights and franchises as a corporation or association under the laws of its state of organization, the United States of America or any state thereof.



         (b) Any corporation (i) into which the Trustee is merged or converted or with which it is consolidated, or (ii) resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or (iii) succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that corporation shall be otherwise qualified and eligible to act as Trustee under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds or Subordinate Bonds have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Bonds or Subordinate Bonds so executed with the same effect as if such successor Trustee had itself executed such Bonds or Subordinate Bonds.

     Section 8.14. Co-Trustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which all or any part of the Trust Estate may be located at the time, the Trustee shall have power to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.14.



     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:


         (a) the Bonds and the Subordinate Bonds shall be executed, authenticated and delivered only by the Trustee and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited with, the Trustee hereunder, shall be exercised solely by the Trustee;



         (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;



         (c) the Trustee at any time, by an instrument in writing executed by it, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.14. Upon the written request of the Trustee, the Owner Trustee shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.14;


         (d) no co-trustee or separate trustee (including the Trustee) hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such co-trustee or separate trustee hereunder; and



         (e) any instrument or instruments delivered by or on behalf of the Registered Owners to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.



     No separate trustee shall accept its appointment unless at the time of such acceptance such separate trustee shall be qualified and eligible under this Article VIII.



     Section 8.15. Withholding Taxes. The Trustee and the Paying Agent shall comply with all requirements of the Code applicable to them with respect to the withholding from any payments made on such Bonds or Subordinate Bonds of any withholding taxes imposed thereon, including any withholding upon Bonds or Subordinate Bonds the Registered Owners of which are foreign persons.



     Section 8.16. Limitation on Liability of Owner Trustee and Others. Notwithstanding anything herein or in the Company Financing Documents to the contrary, the Registered Owners and the Trustee agree not to enforce any judgment for any deficiency against the Owner Trustee in its individual capacity or its directors or its officers, shareholders or partners in the event of foreclosure of any Mortgage by power of sale or judicial action. Neither the Owner Trustee nor any of its officers, directors or shareholders shall have any personal liability under this Indenture or the Company Financing Documents on account of any representations, warranties or covenants thereunder other than those made expressly in its individual capacity and for its gross negligence and willful misconduct.


     In addition, nothing contained in the preceding paragraph shall (i) be, or be deemed to be, a release, waiver or impairment of any of the Bond Obligations or any Liens created by the Company Financing Documents or otherwise or (ii) waive, release, limit or otherwise prejudice or affect the rights of any Registered Owner to enforce any of its rights or remedies with respect to collateral given for such Bond Obligations.

        The Owner Trustee and any director or officer or employee, partner or agent of the Owner Trustee may rely in good faith on any document of any kind that in its reasonable judgment has been properly executed and submitted by any Person respecting any matters arising hereunder.

        Section 8.17. Dissolution or Termination of Trust Agreement Not to Terminate Indenture. The dissolution or termination of the Trust or the Trust Agreement prior to the defeasance of the Bonds and the Subordinate Bonds from or for any cause whatsoever shall not operate to terminate this Indenture insofar as the rights, duties and obligations of the Trustee and the interests and rights of Registered Owners are concerned.



        Section 8.18. Concerning the Leases. The Trustee shall immediately give notice to the Owner Trustee and Kmart in the event that any rent or other payments pursuant to the Leases are not received as set forth in Section 3.17 herein or in the Leases or in the event that it receives notice from any party that any Lessee intends to terminate or intends to fail to make payments under the applicable Lease. In the event of any such occurrence, and if no Event of Default has occurred, the Trustee agrees to cooperate, at the expense of the Owner Trustee, with the Owner Trustee with respect to any action to be taken by the Owner Trustee under the Leases and the Lease Guaranties.



        Section 8.19. Appointment of Agent by Owner Trustee. In the administration of the trusts created under the Trust Agreement, the Owner Trustee has appointed XXXXXXXXXX, to hold title to the Facilities located in XXXXXXXXXX, California and XXXXXXXXXX, California, known as Kmart stores number 3653 and number 3639, respectively (as set forth in Exhibit D hereto), and to exercise on its behalf all necessary powers and to perform all duties with respect to such Facilities.



                                   ARTICLE IX

                    REGISTERED OWNERS' LISTS AND REPORTS BY
                                    TRUSTEE


        Section 9.01. Preservation of Information; Communications to Registered Owners.



             (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Registered Owners received by the

     Trustee in its capacity as Bond Registrar, as well as an accurate record of payments made to the Registered Owner of each Bond and Subordinate Bond Outstanding.



         (b) Registered Owners may communicate in accordance with the federal securities laws with other Registered Owners with respect to their rights under this Indenture and under the Bonds and the Subordinate Bonds.



     Section 9.02. Reports to Internal Revenue Service. The Trustee shall comply with any reporting requirements of the Code applicable to it, including, without limitation, compliance with respect to the required withholding of any taxes imposed on the Registered Owners of any Bonds or the Subordinate Bonds pursuant to the Code.



                                   ARTICLE X



                         SUPPLEMENTS TO THIS INDENTURE
                       AND AMENDMENTS TO OTHER DOCUMENTS

     Section 10.01. Supplements to this Indenture Without Consent of Registered Owners. Without the consent of the Registered Owners, the Owner Trustee and the Trustee, at any time and from time to time, may enter into one or more supplements to this Indenture, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to correct or amplify the description of any property constituting or to constitute the Trust Estate;



         (b) to add to the covenants of the Owner Trustee or the Trustee, or to surrender any right or power herein conferred upon the Owner Trustee, which in either case is for the benefit of or is not prejudicial to the rights of the Registered Owners;



         (c) to cure any ambiguity, or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or



         (d)  to preserve the rating of "1" by NAIC.

     Section 10.02. Supplements to this Indenture With Consent of Registered Owners. With the consent of the Required Bondowners (or if no Bonds are Outstanding, then the Required Subordinate Bondowners) by an instrument or instruments delivered by, or on behalf of, the Registered Owners to the Trustee, the Owner Trustee and the Trustee may enter into one or more supplements hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Registered Owners under this Indenture; provided, however, that no such supplement to this Indenture shall, without the consent of the Registered Owners of all (100%) of the Outstanding Bonds affected thereby, be made which would:


         (a) reduce the amount of any Bond Payment to be made hereunder, change the provisions of this Indenture relating to the application of Revenues to Bond Payments, or the coin or currency in which any Bond Payment is to be made, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor to the payment in respect of any such Bond Payment on such Bonds or Subordinate Bonds;


         (b) reduce the principal amount evidenced by any Bond or Subordinate Bond or modify the maturity (or redemption provisions) thereof, change the time for payment of principal or interest on any Bonds or Subordinate Bonds, the consent of the Registered Owners of which is required for any such supplement to this Indenture, or the consent of the Registered Owners of which is required for any waiver of compliance with certain provisions of this Indenture or certain Events of Default hereunder and their consequences provided for in this Indenture;


         (c) modify any of the provisions of this Section 10.02 or Sections 7.07, 7.11 or 7.12, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Registered Owner of each Outstanding Bond and Subordinate Bond affected thereby; or


         (d) permit the creation of any Lien on any part of the Trust Estate or release or terminate this Indenture with respect to any part of the Trust Estate or deprive the Registered Owner of any Bond or Subordinate Bond of the rights and benefits afforded by this Indenture, except as expressly provided herein; or


         (e) change any defined term in such a manner as to cause an effect prohibited by Section 10.02(a), (b), (c) or (d).




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
     It shall not be necessary for any instrument or instruments delivered by, or on behalf of, the Registered Owners to the Trustee under this Section 10.02 to approve the particular form of any proposed supplement to this Indenture, but it shall be sufficient if the Registered Owners of outstanding Bonds or Subordinate Bonds, as the case may be, representing not less than the necessary amount of the Bond obligations shall approve the substance thereof.

     Promptly after the execution by the Owner Trustee and the Trustee of any supplement to this Indenture pursuant to this Section 10.02, the Trustee shall mail to the Registered owners of the Bonds or the Subordinate Bonds to which such supplement relates a notice setting forth, in general terms, the substance of such supplement. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any supplement to this Indenture.

     Section 10.03. Execution of Supplements to This Indenture. In executing or accepting the additional trusts created by any supplement to this Indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplement is authorized or permitted by this Indenture. In connection with any supplement, modification or amendment to this Indenture, the Trustee may require an Opinion of Counsel that this Indenture as supplemented, modified or amended will not cause the Bonds or the Subordinate Bonds to be required to be registered under the Securities Act. The Trustee may, but shall not be obligated to, enter into any such supplement which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 10.04. Effect of Supplements to This Indenture. Upon the execution of any supplement to this Indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplement shall form a part of this Indenture for all purposes; and every Registered Owner of Bonds and Subordinate Bonds to which such supplement relates which have theretofore been or thereafter are executed and delivered hereunder shall be bound thereby.

                                   ARTICLE XI

                          REGISTERED OWNERS' MEETINGS

        Section 11.01. Purposes for Which Meetings May be Called. A meeting of all Registered Owners may be called at any time and from time to time pursuant to the provisions of this Article XI for any of the following purposes:

          (a) to give any notice to the Trustee, or to give any directions to the Trustee, or to consent to the waiver of any Event of Default and its consequences, or to take any other action authorized to be taken by Registered Owners pursuant to any of the provisions of Article VII;

          (b) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article VIII;

          (c) to consent to the execution of a supplement to this Indenture pursuant to the provisions of Article X; or

          (d) to take any other action authorized to be taken by or on behalf of the Registered Owners of any specified percentage of Bonds or Subordinate Bonds outstanding under any provision of this Indenture or under applicable law.

     Section 11.02. Manner of Calling Meetings. The Trustee may at any time call a meeting of Registered Owners to take any action specified in Section 11.01, to be held at such date or time and at such place in the United States of America as the Trustee shall determine or is otherwise determined under
Section 11.03. Notice of every meeting of all Registered Owners, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 30 nor more than 60 days prior to the date fixed for the meeting, to such Registered Owners and the Owner Trustee. The Trustee may fix, in advance, a date as the Record Date for determining the Registered Owners entitled to notice of or to vote at any such meeting; provided, that such Record Date shall be not less than 45 nor more than 75 days prior to the date fixed for such meeting.

     Section 11.03. Call of Meeting by Trustee or Registered owners. In any case at any time the Trustee or the Registered Owners of the Bonds Outstanding representing at least 25% in principal amount of the Outstanding Bonds (or if no Bonds are outstanding, then Registered Owners of at least 25% of the principal amount of the Subordinate Bonds) shall have requested the Trustee to call a meeting of Registered Owners to take any action authorized in Section
11.01 by
written request setting forth in reasonable detail the action proposed to be taken at the meeting, the date (determined in accordance with Section 11.02), time and location thereof, the Trustee shall mail notice of such meeting within 15 days after the determination to hold the meeting has been made by the Trustee or after receipt from the Registered Owners of such request, indicating the time and place for such meeting.

     Section 11.04. Required Consent. In determining whether the Registered Owners of the required Outstanding Bonds or Subordinate Bonds representing the required Outstanding Bond Obligations have concurred in any direction, amendment, supplement, waiver, consent or other action contemplated under any provision of this Indenture or any other Company Financing Document, Bonds and Subordinate Bonds owned by the Company, the Owner Trustee, the Trust, Kmart and any Affiliate of any thereof and their respective successors and assigns shall be disregarded and not be deemed to be outstanding for such purpose, and Bonds and Subordinate Bonds held by any other Person who shall (i) be a Registered Owner of one or more Bonds or Subordinate Bonds or (ii) be a Person appointed by an instrument in writing as proxy by a Registered Owner of one or more such Bonds or Subordinate Bonds shall be regarded. The only Persons who shall be entitled to speak at any meeting of Registered Owners shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and the Owner Trustee and their respective counsel.

     Section 11.05. Regulations May be Made by Trustee. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations (which the Required Bondowners (or if no Bonds are Outstanding, then the Required Subordinate Bondowners) may modify, overrule or supplement) as it may deem advisable for any meeting of Registered Owners in regard to proof of the holding of Bonds and Subordinate Bonds and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting unless the meeting shall have been called by the Registered Owners as provided in Section 11.03, in which case the Registered Owners calling the meeting shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Required

Bondowners (or if no Bonds are Outstanding, then the Required Subordinate Bondowners) represented at the meeting.

     At any meeting, each Registered Owner or proxy shall be entitled to that number of votes for the Outstanding Bonds or Subordinate Bonds held by him or by the Registered Owner represented by him as is equal to the dollar amount of the outstanding Bond Obligations which such Bonds or Subordinate Bonds represent; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond or Subordinate Bond challenged as not Outstanding and ruled by the chairman of the meeting not to be Outstanding.
The chairman of the meeting shall have no right to vote other than by virtue of Bonds or Subordinate Bonds held by him or instruments in writing as aforesaid duly designating him as the Person to vote an behalf of other Registered Owners. Any meeting of Registered Owners duly called pursuant to the provisions of Section 11.02 or 11.03 may be adjourned from time to time to be reconvened at a later date or time, and the meeting may be reconvened without further notice.

     At any meeting of Registered Owners, the presence of Persons holding or representing the Registered Owners of the Bonds or Subordinate Bonds representing Outstanding Bond obligations sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Required Bondowners or Persons representing the Required Bondowners (or if no Bonds are Outstanding, then the Required Subordinate Bondowners) represented at the meeting may adjourn such meeting to be reconvened at a later date or time with the same effect, for all intents and purposes, as though a quorum had been present, and the meeting may be reconvened without further notice.

     Section 11.06. Manner of Voting at Meetings and Records to be kept. The vote upon any matter submitted to any meeting of Registered Owners shall be by written ballots on which shall be subscribed the signatures of the Registered owners of the Bonds and the Subordinate Bonds or of their representatives by proxy and the serial number or numbers of the Bonds and the Subordinate Bonds held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Registered Owners shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 11.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 11.07. Exercise of Rights of Trustee and Registered Owners Not to be Hindered or Delayed. Nothing contained in this Article XI shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Registered Owners or any rights expressly or by implication conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Registered Owners under any of the provisions of this Indenture, the Bonds or the Subordinate Bonds. Such meetings may be conducted by conference call or unanimous written consent may be given in lieu of such meeting.

     Section 11.08. Unanimous Written Consent and Conference Call Meetings. Unanimous written consent in lieu of a meeting and conference call meetings are allowed under this Article XI so long as prudent procedural safeguards are provided by the Trustee (through regulations established under Section 11-05).

                                  ARTICLE XII

                 COVENANTS AND WARRANTIES OF THE OWNER TRUSTEE

     Section 12.01. Representations and Warranties of the Owner Trustee. The Owner Trustee, as Owner Trustee and, with respect to the representations and warranties set forth in paragraphs (a) and (b), the first sentence of paragraph
(c), paragraph (d), the second sentence of paragraph (f), and paragraph (g) below, in its individual capacity, represents and warrants for the benefit of the Trustee and the Registered Owners as follows:

          (a) The Owner Trustee is a national banking association duly organized, validly existing and in good standing under the federal banking laws of the United States, and has the corporate power and authority to enter into and perform its obligations (i) under the Trust Agreement as Owner Trustee and to the extent it is a party expressly in its individual capacity and (ii) to the extent it is a party expressly in its individual capacity and in its capacity as Owner Trustee, under this Indenture, the Bond Purchase Agreements, the Leases, the Lease Guaranties, the other Company Financing Documents to which the Owner Trustee is or is to become a party, and the Bonds.

          (b) The execution, delivery and performance by the Owner Trustee of the Trust Agreement have been duly authorized by all necessary corporate action on the part of the Owner Trustee in its individual capacity and the Trust Agreement has been duly executed and delivered by the Owner Trustee in its individual capacity. Assuming the due authorization, execution and delivery of the Trust Agreement by the Company, the execution, delivery and performance by the Trustee of this Indenture, the Bond Purchase Agreements, the Leases, the Lease Guaranties and each of the other Company Financing Documents to which the Owner Trustee is or is to become a party have been, or on the Closing Date will have been, duly authorized, executed and delivered by the Owner Trustee. The execution, delivery and performance by the Owner Trustee in its individual capacity of the Trust Agreement, and the execution, delivery and performance by the Owner Trustee of this Indenture, the Bond Purchase Agreements, the Leases, the Lease Guaranties and the other Company Financing Documents to which it is or is to become a party and the Bonds, do not, and on each Closing Date will not, (i) require any approval of the stockholders of the Owner Trustee or any approval or consent of any trustee or holders of any of the indebtedness or obligations of the Owner Trustee, (ii) contravene any applicable law of the United States or the State of Connecticut governing the banking, trust or fiduciary powers of the Owner Trustee or any order or judgment applicable to or binding on it, or (iii) contravene or result in any breach of or constitute any default under the charter or by-laws of the Owner Trustee or any material indenture, mortgage, loan agreement, lease or other agreement or instrument to which the Owner Trustee is a party or by which the Owner Trustee or any of its properties is bound.

          (c) The Trust Agreement constitutes the legal, valid and binding obligation of the Owner Trustee in its individual capacity enforceable against the Owner Trustee in its individual capacity in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Indenture, the Bond Purchase Agreements, the Leases, the Lease Guaranties and each of the other Company Financing Documents to which the Owner Trustee is or is to become a party constitute, or when executed and delivered by the Owner Trustee will constitute, the legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (d) There is no action, suit or proceeding pending or, to the knowledge of the Owner Trustee, threatened against the Owner Trustee (as the Owner Trustee or in its individual capacity) before or by any governmental authority that questions the validity or enforceability of this Indenture, the Bond Purchase Agreements, the Leases, the Lease Guaranties, the Trust Agreement or any other Company Financing Document to which the Owner Trustee (as the Owner Trustee or in its individual capacity) is or is to become a party or that would, if adversely determined, have a material adverse effect on the ability of the Owner Trustee to perform its obligations under the Company Financing Documents to which the Owner Trustee (as the Owner Trustee or in its individual capacity) is or is to become a party.

           (e) Upon execution of any Bonds to be issued by the Owner Trustee under this Indenture, authentication thereof by the Trustee pursuant to this Indenture and delivery thereof against payment therefor in accordance with this Indenture, such Bonds will be the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, receivership, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

           (f) No Owner Trustee Lien attributable to the Owner Trustee in its trust capacity is in existence. No

     Owner Trustee Lien attributable to XXXXXXXXXX, in its individual capacity is in existence. The execution, delivery and performance by the Owner Trustee of the Company Financing Documents to which it is or is to become a party will not subject the Trust Estate, or any portion thereof, to any Owner Trustee Lien.

           (g) The chief executive office and principal place of business of the Owner Trustee and the office where it keeps its records concerning the Facilities and the transactions contemplated hereby is located in XXXXXXXXXX.

           (h) The Owner Trustee is duly qualified to do business in each jurisdiction in which the conduct of its business or the ownership of its properties would require such qualification.

           (i) No consent, approval or authorization of, or declaration, registration or filing with, or payment to, any governmental body or any non-governmental Person is required to be obtained or made in connection with the execution, delivery and performance by the Owner Trustee of this Indenture, the Bonds or the other Company Financing Documents or the transactions contemplated thereby or as a condition to the legality, validity or enforceability of the Owner Trustee's obligations under this Indenture, the Bonds or the other Company Financing Documents, or the offer, issue, sale or delivery of the Bonds to the purchasers or the fulfillment of or compliance with the terms and provisions of the Bonds, this Indenture or the other Company Financing Documents, except for the recording of the Mortgages, the payment of a Mortgage recording tax, if any, filing of forms UCC-1 and payment of nominal filing fees in the appropriate offices.

           (j) The net proceeds from the issuance and sale of the Bonds will be used for the sole purpose of purchasing the Properties from Kmart pursuant to the Company Financing Documents for a cash purchase price of $97,775,841 and the payment of related fees and expenses constituting costs of issuance.

           (k) Neither the Owner Trustee nor anyone acting on its behalf has offered the Bonds or any similar securities relating to the Properties to, or solicited any offer to purchase the same from, any Person other than the Purchasers and not more than 20 other institutional investors, or has taken any other action which would require the registration of the Bonds under Section 5 of the Securities
     Act.

           (l) The Owner Trustee is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Owner Trustee is not directly or indirectly controlled by an investment company. The Owner Trustee is not a "holding company" or a "subsidiary" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended,

           (m) The Owner Trustee is not in violation of, and is not subject to any liability under, any environmental laws affecting it or its properties.

           (n) The Owner Trustee is not in violation of any federal, state, local or foreign law, ordinance or regulation or any order, judgment, injunction, award or decree or any other requirement of any government or regulatory body, court or arbitrator applicable to the business or properties of the Owner Trustee.

           (o) The consummation of the transactions contemplated by this Indenture, the Bonds, the Mortgages and the Leases and the Company Financing Documents and the fulfillment of the terms hereof and thereof as they relate to the Owner Trustee, will not constitute a default under, or result in the creation or imposition of any Lien upon any property of the Owner Trustee pursuant to, the provisions of any indenture, mortgage, contract, agreement or other instrument or documentation by which the Owner Trustee is a party or by which it or its assets are bound.

           (p) Except as disclosed in Exhibit C, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality in any way relating to the Owner Trustee or the consummation of the transactions contemplated by the Company Financing Documents.

           (q) The representations and warranties of the Owner Trustee herein and in each of the other Company Financing Documents are true and correct on the date of the execution and delivery of this Indenture.

          (r) No event has occurred and is continuing which is, or after notice or lapse of time or both would become, an event of default under any Leases, this Indenture or any other Company Financing Document.

     Section 12.02. Certain Covenants and Agreements of the Owner Trustee. The Owner Trustee, in its individual capacity as to paragraphs (a) (to the extent set forth therein), (b) and (d) below, and as the Owner Trustee, as to paragraphs (a) (to the extent set forth therein), (c) and (e) through (n), covenants and agrees with the Trustee for the benefit of the Registered Owners as follows:

          (a) The Owner Trustee, in its trust capacity with respect to any Owner Trustee Liens attributable to it in its trust capacity, and in its individual capacity with respect to any Owner Trustee Liens attributable to it in its individual capacity, hereby unconditionally agrees that the Owner Trustee will not directly or indirectly create, incur, assume or suffer to exist any Owner Trustee Liens attributable to it on or against any part of the Trust Estate or any of the Facilities, and the Owner Trustee, in its trust capacity with respect to any Owner Trustee Liens attributable to it in its trust capacity, and in its individual capacity with respect to any Owner Trustee Liens attributable to it in its individual capacity, agrees that it will at its own cost and expense (without right to indemnity under this Indenture) promptly take such action as may be necessary to duly discharge and satisfy in full all such Owner Trustee Liens attributable to the Owner Trustee. The Owner Trustee, in its trust capacity with respect to any Owner Trustee Liens attributable to it in its trust capacity, and its individual capacity with respect to any Owner Trustee Liens attributable to it in its individual capacity, hereby indemnifies and holds harmless the Trustee and the Owners from and against any loss, cost or expense (including legal fees and expenses) which may be suffered or incurred by any of them as the result of the failure of the Owner Trustee to discharge and satisfy any such Owner Trustee Lien.

          (b) The Owner Trustee agrees that it shall comply with all of the terms of the Trust Agreement applicable to it.

          (c) The Owner Trustee shall notify the Trustee promptly after any change in its chief executive office and place of business or the office where it keeps its records concerning its accounts relating to the transactions contemplated hereby.

          (d) The Owner Trustee, in its trust capacity and not in its individual capacity, shall cause to be promptly and duly taken, executed, acknowledged, delivered and recorded all such further acts, documents and assurances as the Lessees and the Trustee from time to time may reasonably request in order to carry out more effectively the intent and purposes of this Indenture, the other Company Financing Documents to which it is a party, and the transactions contemplated hereby and thereby.

          (e) The Owner Trustee will duly and punctually pay or cause to be paid, the principal of, Make-Whole Premium (if any) and interest on the Bonds, and the Subordinate Bonds, on the dates and in the manner provided herein and in the Bonds, and the Subordinate Bonds, without any deduction, withholding or setoff of any kind. Any such payment shall be considered paid on the date due if the Trustee holds on or prior to 10:00 a.m. (New York City time) on the relevant Payment Date money, in immediately available funds, designated for and sufficient to pay the installment and is not prohibited from paying such money to the Bondowners pursuant to the terms of this Indenture.

          The Owner Trustee shall pay interest (including any post-petition interest in any proceeding under any bankruptcy law) on overdue principal, Make-Whole Premium, if any, and interest at the rate of two hundred (200) basis points above the rate of interest then in effect with respect to a particular Bond or Subordinate Bond.

          (f) The Owner Trustee shall comply with all laws, statutes, regulations, rules, orders and all restrictions imposed by any governmental or regulatory body, in each case to which it is subject. The Owner Trustee shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property and (ii) all claims for labor, material and supplies which, if unpaid, might by law become a Lien upon any of its property.

          (g) Upon becoming aware of any default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture or any other Company Financing Document, the Owner Trustee shall promptly deliver an Officer's Certificate to the

     Trustee identifying the default, Event of Default or other default, its status and what action the Owner Trustee is taking or proposes to take with respect thereto.

          (h) The Owner Trustee shall maintain insurance with responsible and reputable insurance companies or associations (or cause such insurance to be maintained, including through self-insurance contemplated under the Mortgages and the Leases), in such amounts, with such deductibles and covering such risks as are customarily insured against by Persons similarly situated and owning like properties; provided, however, that if a Lessee complies with the insurance requirements set forth in its Lease, such compliance will satisfy the Owner Trustee's covenant to insure under this subsection.

          (i) The Owner Trustee shall not take any steps to procure or obtain the commencement of any involuntary bankruptcy or insolvency proceeding against the Trust or Trust Estate, nor shall Owner Trustee take or suffer or permit any Person under its direct or indirect ownership or control to take, any steps to procure or obtain the commencement of a voluntary bankruptcy or insolvency proceeding with respect to the Trust or Trust Estate.

          (j) Without the prior written consent of the Required Bondowners, the Owner Trustee shall not be a party to, or acquiesce in, any amendment, supplement or modification to, or grant any waiver of any provision of, or express consent with respect to any action proposed to be taken under, or make any determination required or permitted under any of the Company Financing Documents to which the Owner Trustee is a party, including the Trust Agreement. In addition, no such amendment, supplement, modification, waiver, consent or termination shall be made with respect to any Lease that is the subject of a Lease Guaranty without the written acknowledgement of Kmart, as guarantor, under such Lease Guaranty, that its obligations under such Lease Guaranty shall not be reduced or released as a result thereof.

          (k) The Owner Trustee will not make, or commit to make, any purchase of any assets except as required to comply with any of its other obligations contained herein, in the Mortgages or under the Leases.


          (l) The Owner Trustee shall not take, and shall not permit to be taken, any action that could cause any representation or warranty contained herein to be untrue as of any date.

          (m) The Owner Trustee shall not enter into any agreement, arrangement or understanding, whether written or oral, with any Person, other than those necessary for owning and leasing the Facilities (including any addition or alteration thereto provided for in any of the Leases or otherwise specifically permitted hereunder) and complying with applicable law.

          (n) The Owner Trustee shall not issue any securities except the Bonds and the Subordinate Bonds. The Owner Trustee will not acquire any securities other than Eligible Investments.

     Section 12.03. Maintenance of Properties. The Owner Trustee will cause the Trust Estate to be maintained and kept in good condition, repair and working order, normal wear and tear, casualty loss and acts of God excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 12.04. Statement as to Compliance. The Owner Trustee will deliver to the Trustee, within 120 days after the end of each calendar year, certificate stating, on behalf of the Owner Trustee, that to its actual knowledge, based on such review, (i) the Owner Trustee has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to it and the nature and status thereof, and (ii) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default hereunder or a default under any of the Leases, or, if such an event has occurred and is continuing, specifying each such event known to it and the nature and status thereof.

     Section 12.05. Restriction of Owner Trustee Activities. Until the later of (x) the date that is 91 days after the payment by the Owner Trustee in full of all Bond Payments (including payments contemplated by Article VI) and (y) such date as the Bonds are indefeasibly paid in full following an Intervening Bankruptcy, the Owner Trustee will not, on or after the date of execution of this Indenture, without the prior written consent of the Required Bondowners
(i) engage in any business or investment activities other than those necessary for owning and leasing the Facilities (including any additions or alterations thereto provided for in the Leases), or (ii) except as may be provided herein or contemplated hereby or in the Company Financing Documents, create, incur, assume, guarantee or otherwise be or become liable with respect to, or become responsible for the payment of, or permit to exist, any Indebtedness (other than the Indebtedness evidenced by the Bonds and Subordinate Bonds) except Permitted Encumbrances.

     Section 12.06. Limitations on Liens. The Owner Trustee will not create or incur, or suffer or permit to be created or incurred or to exist, on any asset now owned or hereafter acquired by it (if permitted hereunder) that constitutes part of the Trust Estate, any Lien except for the Permitted Encumbrances.

     Section 12.07. Recording. The Owner Trustee will, upon the execution and delivery hereof and thereafter from time to time, cause the Mortgages and such other instruments as may be required or appropriate and financing statements with respect thereto (collectively called the "Recordable Documents"), to be filed, registered and recorded as may be requested by Trustee or required or appropriate by present or future law to publish notice hereof and create, perfect and protect the Lien hereof upon the Facilities and the Leases and to publish notice of and protect the validity of this Indenture, the Leases and the Mortgages.

     The Owner Trustee will, from time to time, perform or cause to be performed any other act as requested by Trustee or required or appropriate by law and will execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents) reasonably requested by the Trustee for such creation, perfection, publication and protection. The Owner Trustee shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, delivery or acknowledgment of the Recordable Documents, all instruments contemplated by
Section 12.14 or otherwise and the Bonds.

     Section 12.08. Termination of the Leases. The Owner Trustee covenants and warrants that it has no present right to terminate (and the Owner Trustee hereby covenants not to exercise any such right hereafter required by it) any Company Financing Document so long as this Indenture and the Mortgages and the Assignments of Leases and Rents have not been terminated pursuant to their respective terms. The Owner Trustee shall not exercise any termination permitted by the express provisions of such documents without the prior written consent, unless Registered Owners of a greater percentage of the principal amount of the Bonds is otherwise required hereunder, of the Required Bondowners (or if no Bonds are Outstanding, then the Required Subordinate Bondowners).

     Section 12.09. Owner Trustee May Not Transfer any Facility except under certain circumstances, etc. The Owner Trustee shall not convey, assign, transfer or sell any right, title or interest in any of its assets that constitute part of the Trust Estate except that the following conveyances, transfers, assignments or sales are permitted: (i) the transfer and conveyance to the Trustee under the Company Financing Documents, (ii) an assignment of its right, title and interest in the Trust Estate to a successor or co-owner trustee pursuant to the terms of this Indenture or the Trust Agreement or (iii) any transfer, sale, assignment or conveyance of its right, title or interest in any of its assets which constitute the Trust Estate for which it has received the prior written consent of Registered Owners representing 100% of the principal amount of all Outstanding Bonds.

     Section 12.10. Liability Under Other Basic Agreements. Owner Trustee shall take no action with respect to any part of the Trust Estate or any Company Financing Document pledged or assigned to Trustee hereunder other than upon the instructions of Trustee, except that Owner Trustee shall remain liable under each such Company Financing Document to perform, and shall perform, all of the non-discretionary obligations, if any, undertaken or assumed by it thereunder and cure any of its defaults thereunder.

     Section 12.11. No Other Liens on Mortgaged Property. Owner Trustee, in its individual capacity, warrants and represents that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Indenture shall remain in effect, any of its estate, right, title or interest in the Trust Estate pledged and assigned or intended to be pledged or assigned by this Indenture and the Mortgages or the Assignments of Leases and Rents to anyone other than Trustee. Owner Trustee will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to discharge any Owner Trustee Lien attributable to it in its individual capacity and its Affiliates on any of the estate, right, title or interest in the Trust Estate so pledged or assigned or intended to be pledged or assigned under this Indenture and the Mortgages or the Assignments of Leases and Rents.

         Section 12.12. Payment of Moneys to Trustee. Promptly on receipt thereof, Owner Trustee will transfer to Trustee any and all moneys from time to time received by it and constituting part of the Trust Estate or otherwise assigned or pledged to Trustee hereunder and under the Mortgages, in each case for application by Trustee pursuant to this Indenture.

         Section 12.13. Appointment of Trustee as Attorney. Owner Trustee hereby constitutes Trustee the true and lawful attorney of Owner Trustee, irrevocably, so long as any Bonds or Subordinate Bonds are Outstanding and so long as there are any other amounts due hereunder or under the Bonds and the Subordinate Bonds, with full power (in the name of such Owner Trustee or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to Owner Trustee under or arising out of any Company Financing Document, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Trustee may deem to be necessary or advisable. Such irrevocable power of attorney is a power coupled with an interest.

         Section 12.14. Further Assurances; Financing Statements. At any time and from time to time, upon the written request of Trustee, Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as may be specified in such request and as are necessary or reasonably desirable to perfect, preserve or protect the Lien, security interests and assignments and other rights and remedies created or intended to be created hereby and by the other Company Financing Documents, or to obtain for Trustee the full benefit of the specific rights and powers herein granted, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements and continuation statements with respect thereto, or similar instruments relating to the perfection of the Lien, security interests or assignments created or intended to be created hereby and by the other Company Financing Documents.

         Section 12.15. Limitations on Representations and Warranties of Owner Trustee. OWNER TRUSTEE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE FACILITIES, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE FACILITIES.

                 Owner Trustee may resign as Owner Trustee, appoint a successor Owner Trustee and take all necessary and proper action to constitute one or more Persons as co-trustee(s) jointly with Owner Trustee or as separate trustee(s), all in accordance with the provisions of Article IX of the Trust Agreement. In the case of any appointment of a successor to Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or transfer of substantially all of the corporate trust business of Owner Trustee pursuant to the Trust Agreement, as a result of which another Person shall replace the Owner Trustee, successor Owner Trustee shall give prompt notice thereof to Trustee and each Bondowner.

         Section 12.16. Owner Trustee Not Acting in Individual Capacity. Owner Trustee is entering into this Indenture solely as trustee on behalf of the Trust created under the Trust Agreement and not in its individual capacity, except as expressly provided herein, and in no case shall Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of Owner Trustee hereunder, under any other Company Financing Document, the Bonds or the Subordinate Bonds as to all of which all interested parties shall look solely to the Trust Estate; provided that Owner Trustee shall be responsible in its individual capacity to Trustee and the holders of the Bonds and Subordinate Bonds for its representations, warranties and covenants made expressly in its individual capacity set forth in this Article XII hereof and for its own gross negligence or willful misconduct.

                                  ARTICLE XIII

                                 MISCELLANEOUS

         Section 13.01. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an Opinion of Counsel or an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer or representative of the Owner Trustee or the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or authorized representative of the Owner Trustee or the Trustee or other party acceptable to the Trustee stating that the information with respect to such factual matters is in the possession of the Owner Trustee or the Trustee unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such Counsel believes such Counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Owner Trustee should deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, the Trustee shall have no duty to determine independently the truth or accuracy of any statement or opinion contained therein and shall be entitled, in the absence of negligence, willful misconduct or bad faith on its part, to rely thereon as provided in
Section 8.01(a)(ii).


         Section 13.02.   Acts of Registered Owners.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Registered Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Registered Owners entitled to act with respect thereto in accordance with Section 11.04 in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is expressly required, to the Owner Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Owner Trustee, if made in the manner provided in this Section 13.02.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the attestation of a witness of such execution or by the certificate of any notary public or other officer, authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or attestation shall also constitute sufficient proof of his authority.

                 (c) The ownership of Bonds and Subordinate Bonds and right to receive Bond Payments shall be provided by the Bond Register.

                 (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Registered Owner of any Bond shall bind the Registered Owner of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Owner Trustee in reliance thereon, whether or not notation of such action is made upon such Bond.

         Section 13.03.   (Reserved].

         Section 13.04. Notices. Unless and except to the extent provided otherwise herein, all notices, certificates, demands or other communications hereunder shall be sufficiently given and shall be deemed given if and when personally delivered. If any notice, certificate, demand or other communication hereunder shall be mailed by United States registered or certified mail, postage prepaid and return receipt requested, it shall be deemed given on the date received, if sent by private courier service, it shall be deemed given if and when received (unless the addressee refuses to accept delivery, in which case it shall be deemed to have been given when first presented to the addressee for acceptance) or if sent by telex, fax or similar writing, it shall be deemed given on the date sent. Any such notice, certificate, demand or other communication shall be addressed to the Persons named below at the addresses set forth below or to such other address of any Person named below as such person shall have designated to all other Persons named below by notice in accordance herewith:

If to the Owner Trustee:          XXXXXXXXXX
                                  XXXXXXXXXX
                                  XXXXXXXXXX
                                  Telephone:       XXXXXXXXXX
                                  Telecopier:      XXXXXXXXXX

If to the Trustee:                XXXXXXXXXX
                                  XXXXXXXXXX
                                  XXXXXXXXXX
                                  Attention:       Corporate Trust Division
                                  Telephone:       XXXXXXXXXX
                                  Telecopier:      XXXXXXXXXX

If to the Guarantor               Then in accordance with paragraph 8 of
of Kmart subsidiary               the respective Lease Guaranty
Leases:                           associated with a particular Lease

If to the Lessees:                Sent in accordance with paragraph 30 of the
                                  Lease for the respective Lessee

If to NAIC:                       National Association of Insurance
                                  Commissioners
                                  195 Broadway
                                  New York, New York 10007
                                  Attention:       Securities Valuation Office
                                  Telephone:       (212) 285-0100
                                  Telecopier:      (212) 285-0073

         Notwithstanding anything herein to the contrary, any notices required hereunder to the Owner Trustee or Kmart will be forwarded to the Trustee, unless such notice originated from the Trustee.

         Section 13.05. Notices and Reports to Registered Owners; Waiver. Where this Indenture provides for any notice or report to Registered Owners of any event, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and sent, first-class, United States mail, postage prepaid, to each Registered Owner affected by such event, at his address as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed herein for the giving of such notice or report. In any case where notice to Registered Owners is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Registered Owner shall affect the sufficiency of such notice with respect to other Registered Owners, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given on the third Business Day following the deposit thereof in the mail.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Registered Owners shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 13.06. Notice Given to NAIC. The Trustee shall give notice to NAIC of (i) any material change to this Indenture of which change the Trustee has actual knowledge, (ii) the expiration or termination of this Indenture, (iii) the date upon which all payments required to be made to Registered Owners pursuant to this Indenture have been made, and (iv) the resignation or removal of the Trustee. The Trustee shall make available to NAIC any information available to the Trustee relating to the Bonds required in connection with the maintenance of ratings by such rating agencies.

         Section 13.07. Effect of Headings and Table of Contents. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 13.08. Parties Bound; Successors and Assigns. All covenants and agreements in this Indenture by the Trustee and the Owner Trustee shall bind their respective successors and assigns, whether so expressed or not.

         Section 13.09. Separability. In case any provision in this Indenture or in the Bonds or the Subordinate Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 13.10. Benefits of Indenture. Nothing in this Indenture or in the Bonds and the Subordinate Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Registered Owners and their legal representatives, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 13.11. Business Days. In any case where any Payment Date, or any other date on which a payment on any Bond or Subordinate Bond is to be made, is not a Business Day, then (notwithstanding any other provision of the Bonds or the Subordinate Bonds) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date or other date on which a payment on any Bond or Subordinate Bond is to be made, and no interest shall accrue for the period from and after such nominal date.

         Section 13.12. Governing Law. This Indenture, each Bond and each Subordinate Bond shall be construed in accordance with and governed by the laws of the State of New York, other than principles of conflicts of law.

         Section 13.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

         Section 13.14. Recording of Indenture. This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Trustee payable as a Cost of Issuance from the Trust Estate.

         Section 13.15. Inspection. The Trustee and the Owner Trustee each agree that, on reasonable prior notice, it will permit any representative of the other of them, or any Registered Owner, during their normal business hours, to examine all of the books of account, records, reports and other papers in their possession pertaining to the Trust Estate, to make copies and extracts therefrom, to cause such books to be audited by certified public accountants at the sole cost and expense of the requesting party (or the Owner Trustee following a default) and to discuss the affairs and finances and accounts of the Trust and the Trust Estate with its officers, employees and certified public accountants (and by this provision the Trustee and the Owner Trustee each hereby authorizes its certified public accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested.

         Section 13.16.   Consent to Jurisdiction.

                 (a) ANY ACTION OR PROCEEDING AGAINST THE OWNER TRUSTEE RELATING IN ANY WAY TO THIS INDENTURE MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE OWNER TRUSTEE IRREVOCABLY CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE OWNER TRUSTEE IRREVOCABLY APPOINTS XXXXXXXXXX, WHICH CURRENTLY MAINTAINS AN OFFICE SITUATED AT XXXXXXXXXX, AS ITS AGENT TO RECEIVE SERVICE OF PROCESS OR
         OTHER LEGAL SUMMONS FOR PURPOSES OF ANY SUCH ACTION OR PROCEEDING. THE OWNER TRUSTEE FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF
         COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE OWNER TRUSTEE AT ITS ADDRESS AS PROVIDED FOR NOTICES HEREUNDER. THE FOREGOING SHALL NOT LIMIT THE RIGHT OF THE BONDOWNERS OR THE TRUSTEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING, OR TO OBTAIN EXECUTION OF ANY JUDGMENT, IN ANY OTHER JURISDICTION.

                 (b) THE OWNER TRUSTEE HEREBY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING UNDER OR RELATING TO THIS INDENTURE IN ANY COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK, OR LOCATED IN ANY OTHER JURISDICTION CHOSEN BY THE TRUSTEE OR THE BONDOWNERS IN ACCORDANCE WITH CLAUSE (a) OF THIS SECTION, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT A COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH ACTION OR PROCEEDING.

         IN WITNESS WHEREOF, the Trustee and the Owner Trustee have caused this Indenture to be duly executed by the officer indicated below with respect to the Trustee and by the Owner Trustee, thereunto duly authorized, all as of the day and year first written above.

                                    XXXXXXXXXX, as Trustee



                                    By /s/
                                       ---------------------------------
                                       XXXXXXXXXX
                                       Title: VICE PRESIDENT


                                    XXXXXXXXXX, not in its individual capacity but solely as Owner Trustee



                                    By ---------------------------------

                                    Title: -----------------------------

         IN WITNESS WHEREOF, the Trustee and the Owner Trustee have caused this Indenture to be duly executed by the officer indicated below with respect to the Trustee and by the Owner Trustee, thereinto duly authorized, all as of the day and year first written above.





                                XXXXXXXXXX, as Trustee



                                By -----------------------------------

                                Title: -------------------------------



                                XXXXXXXXXX, not in its individual capacity but solely as Owner Trustee

                                By /s/
                                   -----------------------------------

                                Title: Vice President

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